UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2017

Date of reporting period :	January 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Variable Trust

Annual report

12 | 31 | 17

Putnam VT Diversified Income Fund

Message from the Trustees

February 7, 2018

Dear Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Performance summary (as of 12/31/17)

Investment objective

As high a level of current income as Putnam Investment Management, LLC, (Putnam Management) believes is consistent with preservation of capital

Net asset value December 31, 2017

Class IA: $6.13	Class IB: $6.14

Total return at net asset value

			Bloomberg		JPMorgan
			Barclays U.S.	FTSE	Developed
			Aggregate	Non-U.S.	High Yield
			Bond Index	World	Index‡
(as of	Class IA	Class IB	(primary	Government	(secondary
12/31/17)	shares*	shares†	benchmark)	Bond Index	benchmark)
1 year	7.42%	7.12%	3.54%	10.33%	7.80%
5 years	20.76	19.31	10.95	–1.45	34.75
Annualized	3.85	3.59	2.10	–0.29	6.15
10 years	57.93	56.04	48.11	27.22	121.77
Annualized	4.68	4.55	4.01	2.44	8.29
Life	261.01	246.35	245.99	196.54	—
Annualized	5.43	5.25	5.24	4.58	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: September 15, 1993.

† Class inception date: April 6, 1998.

‡The fund’s secondary benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class IA shares.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The FTSE Non-U.S. World Government Bond Index is an unmanaged index generally considered to be representative of the world bond market excluding the United States. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

Putnam VT Diversified Income Fund	1

Report from your fund’s manager

What was the investment environment like during the 12-month reporting period ended December 31, 2017?

It was a solid year for the vast majority of risky fixed-income assets. Improving economic growth, strengthening corporate earnings, and optimism surrounding U.S. tax reform bolstered investors’ appetite for risk-taking. The yield on the benchmark 10-year U.S. Treasury ended the year at 2.41%, close to where it started, after trending lower in the spring and summer and rising in the fall. The Treasury yield curve materially flattened, as short-term yields rose while long-term yields declined. Short-term yields rose in anticipation of rate hikes by the Federal Reserve, and the central bank increased its target for short-term rates three times during the year, in light of improving U.S. economic data. In October, the Fed began the process of shrinking its massive portfolio of Treasuries and agency mortgage-backed securities [MBS] that it accumulated during its quantitative easing program following the 2008 financial crisis.

Overseas, a number of central banks were beginning to embrace tighter monetary policy and reduced economic stimulus, given their more confident outlooks for growth and inflation trends. The 19-country eurozone economy grew at an annualized rate of 2.6% in both the second and third quarters of 2017, and appeared to be on course for its strongest year of growth since 2007. Japan’s economy also expanded.

How did Putnam VT Diversified Income Fund perform during the period?

The fund’s class IA shares returned 7.42%, outperforming its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the 12-month reporting period.

Please summarize the impact of Putnam VT Diversified Income Fund’s various holdings and strategies during the reporting period.

Within our mortgage-credit holdings, agency credit-risk transfer [CRT] securities posted strong returns. CRTs benefited from robust overall demand, as investors continued to embrace the sector’s relatively high yields backed by solid collateral and rising residential real estate prices. Positions in mezzanine commercial mortgage-backed securities [CMBS] also notably contributed. Our holdings of cash bonds performed well and more than offset the retail-related adverse impact of our long exposure to CMBX — an index that provides access to CMBS issued in a particular year.

Our holdings of high-yield corporate bonds were a meaningful contributor for the year, aided by a benign default backdrop, strong corporate earnings, and an improving U.S. economy. The yield spread of the JPMorgan Developed High Yield Index tightened by 0.74% for 2017, as bond prices rose.

Investments in emerging-market debt also notably helped performance. From a country perspective, positions in Argentina, Brazil, Russia, and Mexico delivered the best results, whereas holdings in Venezuela detracted.

Strategies targeting prepayment risk modestly contributed. Notably, our positions in reverse-mortgage interest-only securities received a boost from regulatory changes announced by the Department of Housing and Urban Development in August. The market cheered the new regulatory backdrop, believing it would reduce the incentives for holders of such mortgages to refinance.

Active currency positioning was positive overall, led by long exposure to the euro. On the downside, a long position in the weakening Norwegian krone during the latter part of the year proved to be the largest detractor.

Our interest-rate and yield-curve strategies were slightly beneficial overall, helped by our exposure to Greek government debt. However, our tactical approach to U.S. interest rates detracted, hampered by adverse duration positioning in the third quarter.

How did you use derivatives during the period?

We used options to hedge the fund’s interest-rate risk, to isolate the prepayment risk associated with our mortgage-related holdings, and to help manage overall downside risk.

We also employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to specific sectors and securities.

What is your outlook for the coming months?

We believe the acceleration in global growth seen in 2017 will likely continue in 2018, but with significant changes in its components. We think U.S. gross domestic product may strengthen somewhat from its recent level, but we also think growth in Europe and Japan may improve relative to the United States as 2018 unfolds. As a result, we think the euro and possibly the yen may strengthen versus the dollar later in the year. Meanwhile, the United Kingdom may be headed toward a softer version of Brexit as a consequence of recent developments in the country’s efforts to separate from the European Union, in our view. Overall, we expect reasonably solid global growth, continued policy tightening by the Fed, relatively benign inflation, and a generally supportive environment for risk-driven assets. We also think bond yields may continue to drift higher over the course of 2018 as rate normalization continues.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered

2	Putnam VT Diversified Income Fund

leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager D. William Kohli is Chief Investment Officer, Fixed Income. He joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Co-Head of Fixed Income Michael V. Salm; and Co-Head of Fixed Income Paul D. Scanlon, CFA.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Diversified Income Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/17 to 12/31/17. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/16	0.79%	1.04%
Annualized expense ratio for the six-month
period ended 12/31/17*	0.79%	1.04%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/17		ended 12/31/17
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.05	$5.33	$4.02	$5.30
Ending
value (after
expenses)	$1,035.50	$1,033.70	$1,021.22	$1,019.96

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Diversified Income Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust
and Shareholders of Putnam VT Diversified Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio, of Putnam VT Diversified Income Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the five years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 7, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

Putnam VT Diversified Income Fund	5

The fund’s portfolio 12/31/17

MORTGAGE-BACKED
SECURITIES (45.8%)*	Principal amount	Value

Agency collateralized mortgage obligations (18.8%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US
LIBOR) + 25.79%, 19.85%, 4/15/37	$32,799	$48,578
IFB Ser. 3072, Class SM (-3.667 x 1 Month US
LIBOR) + 23.80%, 18.381%, 11/15/35	92,824	129,935
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR)
+ 22.28%, 17.401%, 12/15/36	66,206	89,656
IFB Ser. 3065, Class DC (-3 x 1 Month US LIBOR)
+ 19.86%, 15.429%, 3/15/35	232,158	319,008
Ser. 4077, Class IK, IO, 5.00%, 7/15/42	1,662,985	333,262
IFB Ser. 4678, Class MS, IO (-1 x 1 Month US
LIBOR) + 6.10%, 4.623%, 4/15/47	1,154,489	243,920
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	1,349,086	255,860
Ser. 4000, Class PI, IO, 4.50%, 1/15/42	657,523	116,655
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	1,467,421	262,252
Ser. 4546, Class TI, IO, 4.00%, 12/15/45	987,135	159,176
Ser. 4530, Class TI, IO, 4.00%, 11/15/45	1,588,264	289,587
Ser. 4425, IO, 4.00%, 1/15/45	3,815,492	587,509
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	2,076,187	448,195
Ser. 4403, Class CI, IO, 4.00%, 10/15/44	1,095,315	180,727
Ser. 4000, Class LI, IO, 4.00%, 2/15/42	1,666,667	235,104
Ser. 4604, Class QI, IO, 3.50%, 7/15/46	3,818,456	580,062
Ser. 4580, Class ID, IO, 3.50%, 8/15/45	3,073,077	460,962
Ser. 4105, Class HI, IO, 3.50%, 7/15/41	1,105,483	113,740
Ser. 304, Class C37, IO, 3.50%, 12/15/27	1,275,828	114,701
Ser. 4210, Class PI, IO, 3.00%, 12/15/41	1,560,665	102,494
FRB Ser. 57, Class 1AX, IO, 0.364%, 7/25/43 W	1,101,933	11,680
Ser. 3300, PO, zero %, 2/15/37	21,259	18,349
Ser. 3326, Class WF, zero %, 10/15/35 W	854	630
Federal National Mortgage Association
IFB Ser. 06-62, Class PS (-6 x 1 Month US LIBOR)
+ 39.90%, 30.587%, 7/25/36	40,389	70,531
IFB Ser. 06-8, Class HP (-3.667 x 1 Month US
LIBOR) + 24.57%, 18.876%, 3/25/36	136,890	206,073
IFB Ser. 07-53, Class SP (-3.667 x 1 Month US
LIBOR) + 24.20%, 18.509%, 6/25/37	90,902	129,299
IFB Ser. 05-122, Class SE (-3.5 x 1 Month US
LIBOR) + 23.10%, 17.668%, 11/25/35	111,544	145,554
IFB Ser. 08-24, Class SP (-3.667 x 1 Month US
LIBOR) + 23.28%, 17.592%, 2/25/38	95,894	126,408
IFB Ser. 05-83, Class QP (-2.6 x 1 Month US
LIBOR) + 17.39%, 13.358%, 11/25/34	93,686	110,896
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,807,534	429,387
Ser. 374, Class 6, IO, 5.50%, 8/25/36	146,607	28,302
IFB Ser. 13-90, Class SD, IO (-1 x 1 Month US
LIBOR) + 6.60%, 5.048%, 9/25/43	2,569,530	515,701
Ser. 378, Class 19, IO, 5.00%, 6/25/35	454,538	89,182
IFB Ser. 10-35, Class SG, IO (-1 x 1 Month US
LIBOR) + 6.40%, 4.848%, 4/25/40	854,834	160,281
Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	416,074	97,451
Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	2,351,823	285,982
Ser. 366, Class 22, IO, 4.50%, 10/25/35	54,355	1,891
IFB Ser. 10-140, Class GS, IO (-1 x 1 Month US
LIBOR) + 6.00%, 4.448%, 7/25/39	2,862,844	251,930
Ser. 13-107, Class SB, IO (-1 x 1 Month US LIBOR)
+ 5.95%, 4.398%, 2/25/43	1,690,185	329,586
Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	1,339,305	217,637
Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	1,560,371	255,203
Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	1,402,836	210,594
Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	1,064,129	156,115

MORTGAGE-BACKED
SECURITIES (45.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	$2,471,181	$368,554
Ser. 11-98, Class AI, IO, 3.50%, 11/25/37	3,330,400	148,526
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	1,719,973	129,719
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	2,015,492	194,451
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	1,835,875	110,226
Ser. 99-51, Class N, PO, zero %, 9/17/29	7,859	7,171
Federal National Mortgage Association Grantor
Trust Ser. 00-T6, IO, 0.717%, 11/25/40 W	922,073	19,548
Government National Mortgage Association
Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	1,049,082	221,293
Ser. 16-42, IO, 5.00%, 2/20/46	1,827,727	362,420
Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	811,474	165,305
Ser. 14-76, IO, 5.00%, 5/20/44	967,290	200,863
Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	1,764,151	164,108
Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	1,709,907	328,302
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,041,680	222,086
Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	678,243	146,406
Ser. 12-146, IO, 5.00%, 12/20/42	1,581,949	335,231
Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	359,152	20,754
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	106,068	8,324
Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	321,234	22,293
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	542,332	116,547
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	790,448	165,464
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	3,516,930	756,140
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,010,768	427,530
Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	672,534	142,350
IFB Ser. 17-130, Class LS, IO (-1 x 1 Month US
LIBOR) + 6.20%, 4.709%, 8/16/47	2,231,484	442,130
IFB Ser. 13-129, Class SN, IO (-1 x 1 Month US
LIBOR) + 6.15%, 4.649%, 9/20/43	930,691	147,459
IFB Ser. 13-99, Class VS, IO (-1 x 1 Month US
LIBOR) + 6.10%, 4.609%, 7/16/43	573,260	87,308
Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	1,200,661	235,630
Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	2,486,145	353,505
Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	1,603,138	318,624
Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	2,369,332	454,623
Ser. 13-183, Class JI, IO, 4.50%, 2/16/43	958,895	118,212
Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	345,467	52,266
Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	1,343,851	268,971
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	134,300	17,197
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	1,605,974	315,381
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	1,629,845	316,842
Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	1,667,569	322,625
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	819,022	159,464
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	763,076	173,928
Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	311,179	27,362
Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	1,269,690	88,929
IFB Ser. 14-119, Class SA, IO (-1 x 1 Month US
LIBOR) + 5.60%, 4.099%, 8/20/44	2,469,527	376,603
Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	4,741,876	840,592
Ser. 16-27, Class IB, IO, 4.00%, 11/20/45	1,461,435	240,133
Ser. 15-79, Class CI, IO, 4.00%, 5/20/45	2,858,072	513,963
Ser. 15-60, Class PI, IO, 4.00%, 4/20/45	1,296,889	239,924
Ser. 15-40, IO, 4.00%, 3/20/45	2,539,399	518,291
Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	1,735,489	291,579
Ser. 17-63, Class PI, IO, 4.00%, 12/20/43	1,692,511	262,170
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	1,051,273	181,324
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	1,679,123	293,603
Ser. 12-8, Class PI, IO, 4.00%, 5/20/41	4,008,306	580,060
Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	1,844,412	323,879
Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	2,080,704	304,303

6	Putnam VT Diversified Income Fund

MORTGAGE-BACKED
SECURITIES (45.8%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	$1,734,280	$235,203
Ser. 13-102, Class IP, IO, 3.50%, 6/20/43	1,228,873	132,372
Ser. 13-76, IO, 3.50%, 5/20/43	2,929,678	448,153
Ser. 13-28, IO, 3.50%, 2/20/43	983,799	144,201
Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	1,375,875	215,352
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	2,120,432	318,722
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	1,436,200	213,922
Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	1,630,260	329,265
Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	1,818,606	369,033
Ser. 15-69, Class IK, IO, 3.50%, 3/20/38	2,289,434	245,198
Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	3,792,058	388,670
Ser. 16-H22, Class AI, IO, 2.48%, 10/20/66 W	3,748,202	456,047
Ser. 16-H23, Class NI, IO, 2.449%, 10/20/66 W	10,230,612	1,327,934
Ser. 17-H02, Class BI, IO, 2.363%, 1/20/67 W	2,761,040	379,643
Ser. 16-H24, Class JI, IO, 2.347%, 11/20/66 W	3,210,383	421,363
Ser. 17-H06, Class BI, IO, 2.331%, 2/20/67 W	3,214,211	432,311
Ser. 16-H14, Class AI, IO, 2.327%, 6/20/66 W	2,646,677	310,852
Ser. 16-H17, Class KI, IO, 2.272%, 7/20/66 W	1,890,092	224,448
Ser. 17-H16, Class JI, IO, 2.263%, 8/20/67 W	3,864,424	570,003
Ser. 16-H16, Class EI, IO, 2.236%, 6/20/66 W	2,747,049	340,909
Ser. 17-H08, Class NI, IO, 2.23%, 3/20/67 W	4,213,078	545,172
Ser. 17-H11, Class TI, IO, 2.155%, 4/20/67 W	2,326,962	310,924
Ser. 15-H24, Class AI, IO, 2.106%, 9/20/65 W	3,584,816	360,579
Ser. 15-H10, Class BI, IO, 2.104%, 4/20/65 W	2,382,786	243,902
Ser. 17-H12, Class QI, IO, 2.065%, 5/20/67 W	3,276,950	414,541
Ser. 16-H09, Class BI, IO, 2.034%, 4/20/66 W	5,048,709	554,106
Ser. 16-H03, Class DI, IO, 2.016%, 12/20/65 W	3,522,496	347,847
Ser. 16-H06, Class DI, IO, 1.939%, 7/20/65	5,247,833	460,524
Ser. 16-H03, Class AI, IO, 1.937%, 1/20/66 W	2,941,310	294,131
Ser. 17-H11, Class DI, IO, 1.866%, 5/20/67 W	2,723,139	302,949
Ser. 17-H16, Class IB, IO, 1.849%, 8/20/67 W	3,581,802	389,700
Ser. 15-H25, Class EI, IO, 1.842%, 10/20/65 W	3,225,014	311,214
FRB Ser. 15-H08, Class CI, IO, 1.792%,
3/20/65 W	1,906,876	183,670
Ser. 17-H09, IO, 1.778%, 4/20/67 W	3,809,808	420,877
Ser. 17-H10, Class MI, IO, 1.764%, 4/20/67 W	5,379,274	585,265
Ser. 16-H02, Class HI, IO, 1.729%, 1/20/66 W	4,154,408	383,036
Ser. 15-H23, Class BI, IO, 1.729%, 9/20/65 W	4,053,778	371,731
Ser. 16-H10, Class AI, IO, 1.725%, 4/20/66 W	5,675,415	436,683
Ser. 16-H24, Class CI, IO, 1.696%, 10/20/66 W	2,764,465	255,213
Ser. 17-H16, Class IG, IO, 1.683%, 7/20/67 W	3,640,783	364,078
Ser. 13-H08, Class CI, IO, 1.678%, 2/20/63 W	4,928,111	313,921
Ser. 16-H14, IO, 1.675%, 6/20/66 W	2,311,405	185,705
Ser. 16-H06, Class CI, IO, 1.666%, 2/20/66 W	5,849,790	423,092
Ser. 15-H25, Class AI, IO, 1.614%, 9/20/65 W	5,749,040	492,693
Ser. 14-H21, Class BI, IO, 1.545%, 10/20/64 W	3,578,042	269,784
Ser. 15-H26, Class CI, IO, 0.617%, 8/20/65 W	9,683,690	154,939
Ser. 06-36, Class OD, PO, zero %, 7/16/36	2,045	1,713
		39,452,126
Commercial mortgage-backed securities (14.8%)
Banc of America Commercial Mortgage Trust 144A
FRB Ser. 07-5, Class XW, IO, 0.047%, 2/10/51 W	7,098,981	4
Bear Stearns Commercial Mortgage Securities Trust
FRB Ser. 07-T26, Class AJ, 5.535%, 1/12/45 W	707,000	636,300
Ser. 05-PWR7, Class B, 5.214%, 2/11/41 W	686,219	687,043
Bear Stearns Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-T28, Class D, 5.655%, 9/11/42 W	275,000	274,835
FRB Ser. 06-PW11, Class B, 5.279%, 3/11/39 W	404,165	315,944
CD Mortgage Trust 144A FRB Ser. 07-CD5, Class XS,
IO, zero %, 11/15/44 W	2,139,777	84

MORTGAGE-BACKED
SECURITIES (45.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class E, 5.754%, 12/15/47 W	$326,000	$319,893
FRB Ser. 11-C2, Class F, 5.25%, 12/15/47 W	822,000	737,810
Citigroup Commercial Mortgage Trust 144A FRB
Ser. 14-GC21, Class D, 4.835%, 5/10/47 W	826,000	738,629
COBALT CMBS Commercial Mortgage Trust FRB
Ser. 07-C3, Class AJ, 5.839%, 5/15/46 W	509,392	519,353
COMM Mortgage Pass-Through Certificates 144A
FRB Ser. 12-CR3, Class E, 4.755%, 10/15/45 W	350,000	297,717
Ser. 12-CR3, Class F, 4.75%, 10/15/45 W	700,000	478,174
COMM Mortgage Trust 144A
FRB Ser. 14-CR18, Class D, 4.735%, 7/15/47 W	660,000	594,319
FRB Ser. 13-CR9, Class D, 4.254%, 7/10/45 W	452,000	380,578
Ser. 13-LC13, Class E, 3.719%, 8/10/46 W	566,000	384,113
Ser. 14-CR18, Class E, 3.60%, 7/15/47	493,000	316,209
Credit Suisse Commercial Mortgage Trust FRB
Ser. 06-C5, Class AX, IO, 0.666%, 12/15/39 W	2,722,912	31,313
Credit Suisse Commercial Mortgage Trust 144A FRB
Ser. 07-C4, Class C, 6.073%, 9/15/39 W	231,976	234,586
Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%,
12/28/38 (Cayman Islands)	528,518	533,804
CSAIL Commercial Mortgage Trust 144A FRB
Ser. 15-C1, Class D, 3.798%, 4/15/50 W	781,000	684,568
GMAC Commercial Mortgage Securities, Inc. Trust
Ser. 04-C3, Class B, 4.965%, 12/10/41	49,980	50,711
GS Mortgage Securities Corp. II 144A FRB
Ser. 05-GG4, Class XC, IO, 1.372%, 7/10/39 W	596,246	1,610
GS Mortgage Securities Trust 144A
Ser. 11-GC3, Class E, 5.00%, 3/10/44 W	528,000	489,430
FRB Ser. 14-GC18, Class D, 4.944%, 1/10/47 W	902,000	776,622
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. 14-C18, Class D, 4.814%, 2/15/47 W	844,000	754,201
FRB Ser. 14-C19, Class D, 4.661%, 4/15/47 W	423,000	378,740
FRB Ser. C14, Class D, 4.569%, 8/15/46 W	289,000	256,038
FRB Ser. 14-C18, Class E, 4.314%, 2/15/47 W	381,000	275,679
FRB Ser. 13-C12, Class E, 4.091%, 7/15/45 W	138,000	103,058
FRB Ser. 14-C26, Class D, 3.924%, 1/15/48 W	641,000	546,658
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	656,000	404,054
JPMorgan Chase Commercial Mortgage Securities
Trust 144A
FRB Ser. 07-CB20, Class B, 6.277%, 2/12/51 W	40,093	40,093
FRB Ser. 07-CB20, Class C, 6.277%, 2/12/51 W	292,000	298,570
FRB Ser. 07-CB20, Class E, 6.277%, 2/12/51 W	403,000	404,008
FRB Ser. 11-C3, Class E, 5.631%, 2/15/46 W	121,000	120,850
FRB Ser. 11-C3, Class F, 5.631%, 2/15/46 W	401,000	399,360
FRB Ser. 12-LC9, Class E, 4.372%, 12/15/47 W	767,000	725,885
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	558,000	397,766
FRB Ser. 07-CB20, Class X1, IO, zero %, 2/12/51 W 3,073,789		31
LB Commercial Mortgage Trust 144A Ser. 99-C1,
Class G, 6.41%, 6/15/31	85,821	86,310
LB-UBS Commercial Mortgage Trust FRB Ser. 06-C6,
Class C, 5.482%, 9/15/39 (In default) † W	824,000	73,995
LSTAR Commercial Mortgage Trust 144A FRB
Ser. 15-3, Class C, 3.113%, 4/20/48 W	413,000	365,365
Merrill Lynch Mortgage Trust FRB Ser. 08-C1,
Class AJ, 6.448%, 2/12/51 W	269,000	269,942
Mezz Cap Commercial Mortgage Trust 144A FRB
Ser. 07-C5, Class X, IO, 5.865%, 12/15/49 W	348,544	16,904

Putnam VT Diversified Income Fund	7

MORTGAGE-BACKED
SECURITIES (45.8%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill
Lynch Trust 144A
FRB Ser. 14-C15, Class D, 4.891%, 4/15/47 W	$800,000	$733,170
Ser. 14-C17, Class D, 4.697%, 8/15/47 W	1,047,000	889,992
FRB Ser. 12-C6, Class F, 4.575%, 11/15/45 W	512,000	411,595
FRB Ser. 12-C6, Class G, 4.50%, 11/15/45 W	800,000	573,423
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	645,000	586,371
Ser. 14-C15, Class F, 4.00%, 4/15/47	440,000	313,467
Ser. 14-C17, Class E, 3.50%, 8/15/47	602,000	391,644
Morgan Stanley Capital I Trust
Ser. 07-HQ11, Class C, 5.558%, 2/12/44 W	986,000	98,600
Ser. 07-HQ11, Class B, 5.538%, 2/12/44 W	556,000	528,200
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	385,000	365,712
Morgan Stanley Capital I Trust 144A
FRB Ser. 08-T29, Class D, 6.313%, 1/11/43 W	500,000	501,750
FRB Ser. 08-T29, Class F, 6.313%, 1/11/43 W	302,000	291,430
FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39 W	294,142	291,754
STRIPS CDO 144A Ser. 03-1A, Class N, IO, 5.00%,
3/24/18 (Cayman Islands) W	158,000	2,307
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A,
Class E, 8.00%, 12/28/38	466,291	25,948
UBS-Barclays Commercial Mortgage Trust 144A
Ser. 12-C2, Class F, 4.894%, 5/10/63 W	490,000	326,431
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.027%, 6/15/45 W	839,512	758,499
FRB Ser. 07-C34, IO, 0.149%, 5/15/46 W	2,517,112	1,762
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.291%, 7/15/46 W	649,000	545,283
Ser. 14-LC16, Class D, 3.938%, 8/15/50	1,020,000	844,857
WF-RBS Commercial Mortgage Trust 144A
Ser. 12-C6, Class E, 5.00%, 4/15/45 W	323,000	287,904
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	1,331,000	1,133,482
FRB Ser. 14-C19, Class E, 4.971%, 3/15/47 W	875,000	645,579
FRB Ser. 12-C7, Class E, 4.825%, 6/15/45 W	875,000	727,388
FRB Ser. 13-UBS1, Class E, 4.624%, 3/15/46 W	355,000	272,870
Ser. 12-C7, Class F, 4.50%, 6/15/45 W	2,626,000	1,957,925
FRB Ser. 13-C15, Class D, 4.481%, 8/15/46 W	1,316,000	1,136,859
FRB Ser. 12-C10, Class D, 4.448%, 12/15/45 W	996,000	886,284
Ser. 14-C19, Class D, 4.234%, 3/15/47	154,000	133,703
		31,065,345
Residential mortgage-backed securities (non-agency) (12.2%)
BCAP, LLC Trust 144A
FRB Ser. 11-RR3, Class 3A6, 3.266%, 11/27/36 W	591,237	490,727
FRB Ser. 12-RR5, Class 4A8, 1 Month US LIBOR
+ 0.17%, 1.498%, 6/26/35	91,180	89,778
Bear Stearns Alt-A Trust
FRB Ser. 04-3, Class B, 1 Month US LIBOR + 2.93%,
4.477%, 4/25/34	248,242	252,039
FRB Ser. 05-8, Class 21A1, 3.414%, 10/25/35 W	379,960	381,872
Bellemeade Re, Ltd. 144A FRB Ser. 17-1, Class B1,
1 Month US LIBOR + 4.75%, 6.302%, 10/25/27
(Bermuda)	220,000	220,481
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-AMC3, Class A2D, 1 Month US LIBOR
+ 0.35%, 1.902%, 3/25/37	936,838	786,371
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A1, 1 Month US LIBOR
+ 1.50%, 2.563%, 9/25/35	232,806	231,942
FRB Ser. 06-OA7, Class 1A1, 2.498%, 6/25/46 W	1,119,381	998,936
FRB Ser. 06-OA7, Class 1A2, 1 Month US LIBOR
+ 0.94%, 2.003%, 6/25/46	516,993	454,308

MORTGAGE-BACKED
SECURITIES (45.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 05-38, Class A3, 1 Month US LIBOR
+ 0.35%, 1.902%, 9/25/35	$654,960	$621,299
FRB Ser. 05-59, Class 1A1, 1 Month US LIBOR
+ 0.33%, 1.831%, 11/20/35	501,883	481,166
FRB Ser. 07-OH1, Class A1D, 1 Month US LIBOR
+ 0.21%, 1.762%, 4/25/47	211,171	181,279
FRB Ser. 06-OA10, Class 2A1, 1 Month US LIBOR
+ 0.19%, 1.742%, 8/25/46	348,816	284,285
FRB Ser. 06-OA10, Class 3A1, 1 Month US LIBOR
+ 0.19%, 1.742%, 8/25/46	451,518	377,017
FRB Ser. 06-OA10, Class 4A1, 1 Month US LIBOR
+ 0.19%, 1.742%, 8/25/46	2,019,339	1,656,666
Deutsche Alt-A Securities Mortgage Loan Trust FRB
Ser. 06-AR4, Class A2, 1 Month US LIBOR + 0.19%,
1.742%, 12/25/36	505,699	313,010
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA1, Class B, 1 Month US LIBOR
+ 10.00%, 11.552%, 7/25/28	785,316	1,069,760
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA3, Class B, 1 Month US LIBOR
+ 9.35%, 10.902%, 4/25/28	602,254	794,933
Structured Agency Credit Risk Debt FRN
Ser. 15-DNA2, Class B, 1 Month US LIBOR
+ 7.55%, 9.102%, 12/25/27	421,080	514,552
Structured Agency Credit Risk Debt FRN
Ser. 16-HQA2, Class M3, 1 Month US LIBOR
+ 5.15%, 6.702%, 11/25/28	590,000	691,732
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M3, 1 Month US LIBOR
+ 4.65%, 6.202%, 10/25/28	250,000	284,803
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1B, 1 Month US LIBOR + 12.25%, 13.802%,
9/25/28	879,683	1,288,919
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 1B, 1 Month US LIBOR + 11.75%, 13.302%,
10/25/28	500,000	718,342
Connecticut Avenue Securities FRB Ser. 16-C01,
Class 1B, 1 Month US LIBOR + 11.75%, 13.302%,
8/25/28	589,840	843,528
Connecticut Avenue Securities FRB Ser. 16-C05,
Class 2B, 1 Month US LIBOR + 10.75%, 12.302%,
1/25/29	89,968	124,911
Connecticut Avenue Securities FRB Ser. 16-C04,
Class 1B, 1 Month US LIBOR + 10.25%, 11.802%,
1/25/29	119,982	165,038
Connecticut Avenue Securities FRB Ser. 16-C03,
Class 2M2, 1 Month US LIBOR + 5.90%, 7.452%,
10/25/28	1,557,370	1,802,221
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 1M2, 1 Month US LIBOR + 5.70%, 7.252%,
4/25/28	1,329,399	1,524,678
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 2M2, 1 Month US LIBOR + 5.55%, 7.102%,
4/25/28	196,223	220,146
Connecticut Avenue Securities FRB Ser. 17-C02,
Class 2B1, 1 Month US LIBOR + 5.50%, 7.052%,
9/25/29	460,000	505,975
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 1M2, 1 Month US LIBOR + 5.00%, 6.552%,
7/25/25	1,688,901	1,904,023

8	Putnam VT Diversified Income Fund

MORTGAGE-BACKED
SECURITIES (45.8%)* cont.	Principal amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 2M2, 1 Month US LIBOR + 5.00%, 6.552%,
7/25/25	$338,294	$371,491
Connecticut Avenue Securities FRB Ser. 17-C03,
Class 1B1, 1 Month US LIBOR + 4.85%, 6.402%,
10/25/29	445,000	481,315
Connecticut Avenue Securities FRB Ser. 16-C06,
Class 1M2, 1 Month US LIBOR + 4.25%, 5.802%,
4/25/29	90,000	101,825
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 1M2, 1 Month US LIBOR + 4.00%, 5.552%,
5/25/25	69,979	75,839
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 2M2, 1 Month US LIBOR + 4.00%, 5.552%,
5/25/25	94,328	100,204
Connecticut Avenue Securities FRB Ser. 17-C05,
Class 1B1, 1 Month US LIBOR + 3.60%, 5.152%,
1/25/30	160,000	157,934
GSAA Home Equity Trust FRB Ser. 06-8, Class 2A2,
1 Month US LIBOR + 0.18%, 1.732%, 5/25/36	710,791	376,862
GSR Mortgage Loan Trust FRB Ser. 07-OA1,
Class 2A3A, 1 Month US LIBOR + 0.31%, 1.639%,
5/25/37	278,661	213,789
JPMorgan Alternative Loan Trust FRB Ser. 07-A2,
Class 12A1, IO, 1 Month US LIBOR + 0.20%,
1.752%, 6/25/37	346,783	213,272
MortgageIT Trust FRB Ser. 05-3, Class M2, 1 Month
US LIBOR + 0.80%, 2.347%, 8/25/35	184,506	162,489
Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, 1
Month US LIBOR + 6.00%, 7.302%, 4/25/27
(Bermuda)	280,000	280,000
Residential Accredit Loans, Inc. FRB
Ser. 06-QO10, Class A1, 1 Month US LIBOR
+ 0.16%, 1.712%, 1/25/37	592,172	555,734
Structured Asset Mortgage Investments II Trust
FRB Ser. 07-AR1, Class 2A1, 1 Month US LIBOR
+ 0.18%, 1.732%, 1/25/37	528,370	500,214
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 3.296%, 9/25/35 W	497,227	498,692
FRB Ser. 05-AR19, Class A1C4, 1 Month US LIBOR
+ 0.40%, 1.952%, 12/25/45	436,460	427,862
FRB Ser. 05-AR17, Class A1B3, 1 Month US LIBOR
+ 0.35%, 1.902%, 12/25/45	851,269	815,326
		25,607,585

Total mortgage-backed securities (cost $95,679,684)		$96,125,056

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (42.1%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (4.5%)
Government National Mortgage Association
Pass-Through Certificates
4.50%, TBA, 1/1/48	$6,000,000	$6,295,313
4.00%, TBA, 1/1/48	3,000,000	3,127,969
		9,423,282
U.S. Government Agency Mortgage Obligations (37.6%)
Federal National Mortgage Association
Pass-Through Certificates
5.50%, TBA, 1/1/48	3,000,000	3,289,688
4.00%, TBA, 2/1/48	3,000,000	3,133,594
4.00%, TBA, 1/1/48	3,000,000	3,137,813
3.50%, TBA, 2/1/48	28,000,000	28,713,126
3.50%, TBA, 1/1/48	31,000,000	31,840,391

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (42.1%)* cont.	Principal amount	Value

U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association
Pass-Through Certificates
3.00%, TBA, 1/1/48	$3,000,000	$3,000,703
2.50%, TBA, 1/1/48	6,000,000	5,794,687
		78,910,002
Total U.S. government and agency mortgage
obligations (cost $88,182,930)		$88,333,284

CORPORATE BONDS AND NOTES (31.9%)*	Principal amount	Value

Basic materials (3.5%)
A Schulman, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 6/1/23	$59,000	$61,360
AK Steel Corp. company guaranty sr. unsec.
notes 6.375%, 10/15/25	60,000	59,400
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 7.875%, 8/15/23	18,000	19,451
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 5.95%, 1/15/21	30,000	30,600
Alpha 3 BV/Alpha US Bidco, Inc. 144A company
guaranty sr. unsec. notes 6.25%, 2/1/25
(Netherlands)	200,000	205,250
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%,
6/1/25 (France)	86,000	98,685
ArcelorMittal SA sr. unsec. unsub. notes 7.50%,
10/15/39 (France)	130,000	166,400
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%,
11/1/25	135,000	135,506
Beacon Roofing Supply, Inc. company
guaranty sr. unsec. unsub. notes 6.375%, 10/1/23	202,000	214,878
Big River Steel, LLC/BRS Finance Corp. 144A
company guaranty sr. notes 7.25%, 9/1/25	160,000	169,200
BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	188,000	194,580
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 5.625%, 9/1/24	238,000	251,090
Builders FirstSource, Inc. 144A company
guaranty sr. unsub. notes 5.625%, 9/1/24	65,000	67,646
BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24	135,000	140,400
BWAY Holding Co. 144A sr. unsec. notes 7.25%,
4/15/25	326,000	336,595
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	188,000	177,660
Chemours Co. (The) company guaranty sr. unsec.
notes 5.375%, 5/15/27	59,000	61,065
Chemours Co. (The) company guaranty sr. unsec.
unsub. notes 7.00%, 5/15/25	49,000	53,165
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	207,000	204,413
Constellium NV 144A company guaranty sr. unsec.
notes 5.875%, 2/15/26 (Netherlands)	250,000	254,688
Cornerstone Chemical Co. 144A company
guaranty sr. notes 6.75%, 8/15/24	234,000	233,708
CPG Merger Sub, LLC 144A company
guaranty sr. unsec. notes 8.00%, 10/1/21	75,000	77,438
First Quantum Minerals, Ltd. 144A company
guaranty sr. unsec. notes 7.50%, 4/1/25 (Canada)	400,000	435,000
Flex Acquisition Co., Inc. 144A sr. unsec.
notes 6.875%, 1/15/25	140,000	144,984
Freeport-McMoRan, Inc. company
guaranty sr. unsec. notes 6.875%, 2/15/23
(Indonesia)	131,000	142,790

Putnam VT Diversified Income Fund	9

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Basic materials cont.
GCP Applied Technologies, Inc. 144A company
guaranty sr. unsec. notes 9.50%, 2/1/23	$207,000	$229,770
Joseph T Ryerson & Son, Inc. 144A
sr. notes 11.00%, 5/15/22	62,000	69,363
Kraton Polymers, LLC/Kraton Polymers
Capital Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/25	106,000	113,420
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	100,000	103,250
Mercer International, Inc. company
guaranty sr. unsec. notes 7.75%, 12/1/22
(Canada)	38,000	40,280
Mercer International, Inc. sr. unsec.
notes 6.50%, 2/1/24 (Canada)	139,000	147,688
Mercer International, Inc. 144A sr. unsec.
notes 5.50%, 1/15/26 (Canada)	70,000	71,050
New Gold, Inc. 144A company guaranty sr. unsec.
unsub. notes 6.25%, 11/15/22 (Canada)	111,000	114,608
New Gold, Inc. 144A sr. unsec. notes 6.375%,
5/15/25 (Canada)	35,000	36,881
Norbord, Inc. 144A company
guaranty sr. notes 6.25%, 4/15/23 (Canada)	12,000	12,970
Northwest Acquisitions ULC/Dominion Finco, Inc.
144A notes 7.125%, 11/1/22	45,000	46,463
NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	132,000	131,670
NOVA Chemicals Corp. 144A sr. unsec.
notes 4.875%, 6/1/24 (Canada)	73,000	72,818
Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	15,000	15,300
Novelis Corp. 144A company guaranty sr. unsec.
notes 6.25%, 8/15/24	345,000	359,663
Pactiv, LLC sr. unsec. unsub. bonds 8.375%,
4/15/27	15,000	17,175
Park-Ohio Industries, Inc. company
guaranty sr. unsec. notes 6.625%, 4/15/27	133,000	143,308
Platform Specialty Products Corp. 144A company
guaranty sr. unsec. notes 5.875%, 12/1/25	215,000	213,388
Sealed Air Corp. 144A sr. unsec. bonds 5.50%,
9/15/25	45,000	49,050
Smurfit Kappa Treasury Funding, Ltd. company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	139,000	167,321
Steel Dynamics, Inc. company guaranty sr. unsec.
notes 5.00%, 12/15/26	45,000	47,588
Steel Dynamics, Inc. 144A company
guaranty sr. unsec. notes 4.125%, 9/15/25	35,000	35,131
TMS International Corp. 144A sr. unsec.
notes 7.25%, 8/15/25	135,000	141,075
Trinseo Materials Operating SCA/Trinseo Materials
Finance, Inc. 144A sr. unsec. notes 5.375%,
9/1/25 (Luxembourg)	80,000	82,400
Tronox Finance PLC 144A company
guaranty sr. unsec. notes 5.75%, 10/1/25
(United Kingdom)	45,000	46,238
U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	102,000	109,395
Univar USA, Inc. 144A company guaranty sr. unsec.
notes 6.75%, 7/15/23	122,000	127,490
USG Corp. 144A company guaranty sr. unsec.
bonds 4.875%, 6/1/27	137,000	142,007

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Basic materials cont.
USG Corp. 144A company guaranty sr. unsec.
notes 5.50%, 3/1/25		$66,000	$70,125
Venator Finance SARL/Venator Materials Corp. 144A
sr. unsec. notes 5.75%, 7/15/25 (Luxembourg)		80,000	84,400
Weekley Homes, LLC/Weekley Finance Corp.
sr. unsec. notes 6.00%, 2/1/23		70,000	69,650
WR Grace & Co.- Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24		83,000	89,536
Zekelman Industries, Inc. 144A company
guaranty sr. notes 9.875%, 6/15/23		165,000	185,625
			7,322,048
Capital goods (1.8%)
Advanced Disposal Services, Inc. 144A sr. unsec.
notes 5.625%, 11/15/24		240,000	245,400
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27		25,000	25,156
ARD Finance SA sr. notes 6.625%, 9/15/23
(Luxembourg) ‡‡	EUR	100,000	128,094
Ardagh Packaging Finance PLC/Ardagh Holdings
USA, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/24 (Ireland)		$245,000	266,438
ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 6.50%, 6/15/23 (Canada)		82,000	85,929
Belden, Inc. 144A company guaranty sr. unsec.
sub. notes 5.25%, 7/15/24		87,000	89,610
Berry Global, Inc. company guaranty notes 5.50%,
5/15/22		105,000	108,150
Bombardier, Inc. 144A sr. unsec. notes 8.75%,
12/1/21 (Canada)		185,000	203,038
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)		105,000	106,575
Briggs & Stratton Corp. company
guaranty sr. unsec. notes 6.875%, 12/15/20		247,000	271,083
Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26		100,000	116,500
FXI Holdings, Inc. 144A sr. notes 7.875%, 11/1/24		121,000	120,734
Gates Global, LLC/Gates Global Co. 144A company
guaranty sr. unsec. notes 6.00%, 7/15/22		182,000	186,095
Great Lakes Dredge & Dock Corp. company
guaranty sr. unsec. notes 8.00%, 5/15/22		246,000	257,378
Novafives SAS sr. sub. notes Ser. REGS,
4.50%, 6/30/21 (France)	EUR	100,000	122,572
Oshkosh Corp. company guaranty sr. unsec.
sub. notes 5.375%, 3/1/25		$85,000	90,206
RBS Global, Inc./Rexnord, LLC 144A sr. unsec.
notes 4.875%, 12/15/25		95,000	95,950
Reynolds Group Issuer, Inc./Reynolds Group
Issuer, LLC/Reynolds Group Issuer Lu 144A
company guaranty sr. unsec. unsub. notes 7.00%,
7/15/24		127,000	135,890
Tennant Co. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/25		90,000	94,613
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 12/15/24		190,000	199,025
Tenneco, Inc. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/26		4,000	4,100
TI Group Automotive Systems, LLC 144A sr. unsec.
notes 8.75%, 7/15/23 (United Kingdom)		154,000	165,165
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.50%, 5/15/25		45,000	46,013
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26		76,000	76,760

10	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec.
unsub. notes 6.50%, 7/15/24		$145,000	$148,625
Trident Merger Sub, Inc. 144A sr. unsec.
notes 6.625%, 11/1/25		185,000	185,000
Wabash National Corp. 144A company
guaranty sr. unsec. notes 5.50%, 10/1/25		60,000	60,450
Wrangler Buyer Corp. 144A sr. unsec. notes 6.00%,
10/1/25		137,000	141,110
			3,775,659
Communication services (3.5%)
Altice Financing SA 144A company guaranty
sr. notes 6.625%, 2/15/23 (Luxembourg)		200,000	209,500
Altice Financing SA 144A company
guaranty sr. unsub. notes 7.50%, 5/15/26
(Luxembourg)		200,000	213,000
Altice Luxembourg SA company guaranty sr. unsec.
sub. notes Ser. REGS, 6.25%, 2/15/25
(Luxembourg)	EUR	100,000	117,519
Altice SA 144A company guaranty sr. unsec.
notes 7.75%, 5/15/22 (Luxembourg)		$200,000	197,000
Cablevision Systems Corp. sr. unsec.
unsub. notes 8.00%, 4/15/20		66,000	70,455
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26		178,000	182,450
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. notes 5.875%, 4/1/24		220,000	229,350
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26		44,000	45,705
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5.125%, 5/1/27		81,000	79,785
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. unsub. notes 5.125%, 5/1/23		84,000	85,680
CenturyLink, Inc. sr. unsec. unsub. notes 6.75%,
12/1/23		11,000	10,780
CenturyLink, Inc. sr. unsec. unsub. notes 5.625%,
4/1/20		50,000	50,375
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21		189,000	189,473
Cequel Communications Holdings I, LLC/Cequel
Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 12/15/21		135,000	135,338
CommScope Technologies Finance, LLC 144A
sr. unsec. notes 6.00%, 6/15/25		217,000	230,563
CommScope Technologies, LLC 144A company
guaranty sr. unsec. unsub. notes 5.00%, 3/15/27		46,000	46,000
CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%,
6/1/24		318,000	313,230
CSC Holdings, LLC sr. unsec. unsub. notes 6.75%,
11/15/21		146,000	156,950
CSC Holdings, LLC 144A sr. unsec.
unsub. notes 10.125%, 1/15/23		235,000	264,669
Digicel, Ltd. 144A company guaranty sr. unsec.
notes 6.75%, 3/1/23 (Jamaica)		400,000	393,000
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24		127,000	123,666
Frontier Communications Corp. sr. unsec.
notes 11.00%, 9/15/25		35,000	25,725
Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22		104,000	78,650

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Communication services cont.
Intelsat Jackson Holdings SA company
guaranty sr. unsec. notes 7.50%, 4/1/21
(Bermuda)		$23,000	$20,930
Intelsat Jackson Holdings SA 144A company
guaranty sr. notes 8.00%, 2/15/24 (Bermuda)		8,000	8,420
Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Bermuda)		318,000	305,280
Intelsat Luxembourg SA company
guaranty sr. unsec. bonds 7.75%, 6/1/21
(Luxembourg)		42,000	22,365
Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)		36,000	38,250
SFR Group SA 144A company
guaranty sr. notes 6.00%, 5/15/22 (France)		400,000	405,000
SFR Group SA 144A sr. bonds 6.25%, 5/15/24
(France)		200,000	200,000
Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28		182,000	183,138
Sprint Communications, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 11/15/18		64,000	67,366
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23		523,000	556,995
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21		175,000	185,281
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.625%, 4/1/23		218,000	227,265
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.375%, 3/1/25		135,000	144,450
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27		65,000	69,306
Telenet Finance V Luxembourg SCA 144A
sr. notes 6.75%, 8/15/24 (Luxembourg) EUR		365,000	466,692
Unitymedia Hessen GmbH & Co. KG/Unitymedia
NRW GmbH company guaranty sr. bonds
Ser. REGS, 6.25%, 1/15/29 (Germany) EUR		257,000	346,492
Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)		$172,000	181,030
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)		60,000	62,700
Virgin Media Secured Finance PLC company
guaranty sr. notes Ser. REGS, 5.125%,
1/15/25 (United Kingdom)	GBP	100,000	140,424
Virgin Media Secured Finance PLC 144A company
guaranty sr. bonds 5.00%, 4/15/27
(United Kingdom)	GBP	100,000	137,115
Windstream Services, LLC company
guaranty sr. unsec. notes 6.375%, 8/1/23		$209,000	127,490
			7,344,852
Consumer cyclicals (5.0%)
ADT Corp. (The) company
guaranty sr. unsub. notes 4.125%, 6/15/23		83,000	83,000
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/26		45,000	44,325
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 2/15/22		71,000	72,065
AMC Entertainment Holdings, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 6/15/25		135,000	133,481
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 5.75%, 12/15/23		150,000	158,250
American Tire Distributors, Inc. 144A sr. unsec.
sub. notes 10.25%, 3/1/22		198,000	203,940

Putnam VT Diversified Income Fund	11

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
Bon-Ton Department Stores, Inc. (The) company
guaranty notes 8.00%, 6/15/21 (In default) †		$97,000	$27,403
Boyd Gaming Corp. company guaranty sr. unsec.
sub. notes 6.875%, 5/15/23		109,000	115,540
CalAtlantic Group, Inc. company
guaranty sr. unsec. sub. notes 5.875%, 11/15/24		80,000	88,924
CBS Radio, Inc. 144A company guaranty sr. unsec.
notes 7.25%, 11/1/24		114,000	120,199
Cinemark USA, Inc. company guaranty sr. unsec.
notes 5.125%, 12/15/22		52,000	53,170
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23		65,000	65,813
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. sub. notes 7.625%, 3/15/20		76,000	74,290
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. unsub. notes 6.50%, 11/15/22		105,000	106,575
Codere Finance 2 Luxembourg SA company
guaranty sr. notes Ser. REGS, 6.75%,
11/1/21 (Luxembourg)	EUR	100,000	126,720
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25		$365,000	355,875
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A
company guaranty sr. unsec. notes 5.25%,
10/15/25		160,000	161,200
Diamond Resorts International, Inc. 144A
sr. notes 7.75%, 9/1/23		276,000	299,432
Diamond Resorts International, Inc. 144A
sr. unsec. notes 10.75%, 9/1/24		80,000	85,700
Eldorado Resorts, Inc. company
guaranty sr. unsec. unsub. notes 7.00%, 8/1/23		175,000	187,031
Gartner, Inc. 144A company guaranty sr. unsec.
notes 5.125%, 4/1/25		70,000	73,150
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. sub. notes 4.875%, 11/1/20		99,000	102,713
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26		65,000	69,713
Great Canadian Gaming Corp. 144A company
guaranty sr. unsec. notes 6.625%, 7/25/22
(Canada)	CAD	335,000	276,052
GW Honos Security Corp. 144A company
guaranty sr. unsec. notes 8.75%, 5/15/25
(Canada)		$140,000	150,500
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24		90,000	91,800
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27		135,000	141,244
Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25		180,000	184,500
iHeartCommunications, Inc. company
guaranty sr. notes 9.00%, 12/15/19		166,000	123,255
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)		80,000	84,500
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)		25,000	25,063
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty notes 10.25%, 11/15/22		323,000	352,878
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp.
144A company guaranty sr. notes 6.75%, 11/15/21		184,000	193,660
Jacobs Entertainment, Inc. 144A notes 7.875%,
2/1/24		45,000	48,150

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Consumer cyclicals cont.
JC Penney Corp., Inc. company guaranty sr. unsec.
unsub. bonds 7.40%, 4/1/37		$84,000	$54,180
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 12/15/27		60,000	60,600
Jeld-Wen, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 12/15/25		70,000	70,525
Jo-Ann Stores Holdings, Inc. 144A sr. unsec.
notes 9.75%, 10/15/19 ‡‡		198,000	194,040
Lions Gate Entertainment Corp. 144A sr. unsec.
unsub. notes 5.875%, 11/1/24		129,000	136,418
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24		60,000	61,500
Masaria Investments SAU sr. notes Ser.
REGS, 5.00%, 9/15/24 (Spain)	EUR	100,000	120,509
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/23		$20,000	20,906
Matalan Finance PLC sub. notes Ser.
REGS, 6.875%, 6/1/19 (United Kingdom)	GBP	100,000	133,704
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		$30,000	31,725
Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
10/1/25 (Canada)		80,000	84,100
MGM Resorts International company
guaranty sr. unsec. unsub. notes 6.625%,
12/15/21		175,000	191,844
Navistar International Corp. 144A sr. unsec.
notes 6.625%, 11/1/25		193,000	201,372
Neiman Marcus Group, LLC (The) company
guaranty sr. notes 7.125%, 6/1/28		125,000	76,250
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.75% (9.50%),
10/15/21 ‡‡		81,705	43,696
Neiman Marcus Group, Ltd. 144A company
guaranty sr. unsec. sub. notes 8.00%, 10/15/21		100,000	57,520
Nexstar Broadcasting, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 8/1/24		156,000	161,070
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)		70,000	72,625
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%,
4/15/22		90,000	92,588
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.875%, 3/15/25		125,000	132,188
Outfront Media Capital, LLC/Outfront Media
Capital Corp. company guaranty sr. unsec.
sub. notes 5.625%, 2/15/24		66,000	68,888
Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27		85,000	88,188
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.75%, 10/1/22		200,000	206,250
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.50%, 5/15/26		48,000	48,706
Penske Automotive Group, Inc. company
guaranty sr. unsec. sub. notes 5.375%, 12/1/24		109,000	110,635
PetSmart, Inc. 144A sr. unsec. notes 7.125%,
3/15/23		45,000	26,663
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32		10,000	12,550
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 3/1/26		155,000	168,563

12	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 2/1/25	$40,000	$41,050
Regal Entertainment Group sr. unsec.
sub. notes 5.75%, 6/15/23	89,000	91,893
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh
Finance Corp. 144A sr. notes 6.125%, 8/15/21	165,000	163,763
Sabre GLBL, Inc. 144A company
guaranty sr. notes 5.375%, 4/15/23	145,000	149,350
Scientific Games International, Inc. company
guaranty sr. unsec. notes 10.00%, 12/1/22	376,000	412,660
Scientific Games International, Inc. 144A company
guaranty sr. notes 7.00%, 1/1/22	216,000	227,610
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 8/1/24	280,000	288,750
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. unsub. notes 5.125%, 2/15/27	80,000	79,300
Sirius XM Radio, Inc. 144A company
guaranty sr. unsec. sub. notes 6.00%, 7/15/24	105,000	111,038
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	240,000	240,000
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	155,000	160,425
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 7/31/24	195,000	197,925
Spectrum Brands, Inc. company guaranty sr. unsec.
notes 5.75%, 7/15/25	95,000	99,988
Spectrum Brands, Inc. company guaranty sr. unsec.
sub. notes 6.625%, 11/15/22	15,000	15,563
Standard Industries, Inc. 144A sr. unsec.
notes 6.00%, 10/15/25	30,000	32,025
Standard Industries, Inc. 144A sr. unsec.
notes 5.375%, 11/15/24	151,000	157,840
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	100,000	95,000
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes 5.875%,
6/15/24	111,000	118,493
Tribune Media Co. company guaranty sr. unsec.
notes 5.875%, 7/15/22	107,000	109,943
Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	241,000	248,833
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	87,000	86,783
Wyndham Worldwide Corp. sr. unsec.
unsub. bonds 4.50%, 4/1/27	76,000	77,229
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27	99,000	100,361
		10,513,736
Consumer staples (1.8%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 5.00%, 10/15/25 (Canada)	135,000	136,013
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. sub. notes 4.25%, 5/15/24 (Canada)	100,000	99,750
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25	25,000	25,813
BlueLine Rental Finance Corp./BlueLine
Rental, LLC 144A company
guaranty sub. notes 9.25%, 3/15/24	298,000	318,115
Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25	301,000	316,050

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Consumer staples cont.
CEC Entertainment, Inc. company
guaranty sr. unsec. sub. notes 8.00%, 2/15/22		$104,000	$97,760
Ceridian HCM Holding, Inc. 144A sr. unsec.
notes 11.00%, 3/15/21		395,000	412,775
Dean Foods Co. 144A company guaranty sr. unsec.
notes 6.50%, 3/15/23		135,000	134,663
Diamond (BC) BV 144A sr. unsec. notes 5.625%,
8/15/25	EUR	305,000	366,906
Europcar Drive Designated Activity Co sr. notes
Ser. REGS, 4.125%, 11/15/24 (France) EUR		100,000	120,288
Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23		$98,000	61,373
Golden Nugget, Inc. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/1/25		266,000	279,300
Golden Nugget, Inc. 144A sr. unsec. notes 6.75%,
10/15/24		260,000	264,550
Itron, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 1/15/26		45,000	45,169
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26		115,000	121,038
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.00%, 6/1/24		115,000	118,594
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27		65,000	66,463
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26		130,000	135,850
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24		32,000	32,960
Match Group, Inc. 144A sr. unsec. bonds 5.00%,
12/15/27		108,000	109,620
Netflix, Inc. 144A sr. unsec. bonds 4.875%,
4/15/28		90,000	88,200
Pilgrim’s Pride Corp. 144A company
guaranty sr. unsec. notes 5.75%, 3/15/25		80,000	82,700
Revlon Consumer Products Corp. company
guaranty sr. unsec. notes 6.25%, 8/1/24		259,000	157,990
Revlon Consumer Products Corp. company
guaranty sr. unsec. sub. notes 5.75%, 2/15/21		46,000	34,730
Rite Aid Corp. 144A company guaranty sr. unsec.
unsub. notes 6.125%, 4/1/23		138,000	124,545
			3,751,215
Energy (7.2%)
Alta Mesa Holdings LP/Alta Mesa Finance
Services Corp. company guaranty sr. unsec.
notes 7.875%, 12/15/24		360,000	394,650
Antero Resources Corp. company
guaranty sr. unsec. notes 5.625%, 6/1/23		40,000	41,600
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.375%, 11/1/21		150,000	153,750
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%,
4/1/22		67,000	71,858
Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.125%, 6/1/21
(Canada)		40,000	38,100
Calfrac Holdings LP 144A company
guaranty sr. unsec. unsub. notes 7.50%, 12/1/20		90,000	88,650

Putnam VT Diversified Income Fund	13

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Energy cont.
California Resources Corp. 144A company
guaranty notes 8.00%, 12/15/22	$60,000	$49,500
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.875%, 3/31/25	269,000	291,529
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	100,000	103,440
Chesapeake Energy Corp. company
guaranty sr. unsec. notes 5.75%, 3/15/23	20,000	18,500
Chesapeake Energy Corp. 144A company
guaranty notes 8.00%, 12/15/22	70,000	75,513
Chesapeake Energy Corp. 144A company
guaranty sr. unsec. bonds 8.00%, 6/15/27	43,000	41,280
Chesapeake Energy Corp. 144A company
guaranty sr. unsec. notes 8.00%, 1/15/25	168,000	169,680
Continental Resources, Inc. company
guaranty sr. unsec. bonds 4.90%, 6/1/44	214,000	204,370
Continental Resources, Inc. company
guaranty sr. unsec. notes 3.80%, 6/1/24	376,000	371,770
Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	67,000	68,340
Covey Park Energy, LLC/Covey Park Finance Corp.
144A company guaranty sr. unsec. notes 7.50%,
5/15/25	163,000	169,879
CrownRock LP/CrownRock Finance, Inc. 144A
sr. unsec. notes 5.625%, 10/15/25	110,000	110,550
Denbury Resources, Inc. company
guaranty sr. unsec. sub. notes 6.375%, 8/15/21	25,000	18,875
Denbury Resources, Inc. 144A company
guaranty notes 9.00%, 5/15/21	55,000	56,169
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 5/31/25	140,000	144,025
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 11/1/24	50,000	50,188
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	120,000	123,300
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 5.50%, 1/30/26	50,000	50,875
Energy Transfer Partners LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	265,000	257,381
EP Energy, LLC/Everest Acquisition Finance, Inc.
company guaranty sr. unsec. sub. notes 9.375%,
5/1/20	241,000	203,645
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty notes 8.00%, 2/15/25	70,000	51,100
EP Energy, LLC/Everest Acquisition Finance, Inc.
144A company guaranty sr. notes 8.00%, 11/29/24	37,000	38,203
FTS International, Inc. 144A company
guaranty sr. sub. FRN BBA LIBOR USD 3 Month
+ 7.50%, 9.088%, 6/15/20	25,000	25,500
Gazprom OAO Via Gaz Capital SA 144A sr. unsec.
unsub. notes 9.25%, 4/23/19 (Russia)	217,000	234,100
Hess Infrastructure Partners LP/Hess
Infrastructure Partners Finance Corp. 144A
sr. unsec. notes 5.625%, 2/15/26	75,000	77,438
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 8/1/24	166,000	173,263
Jonah Energy, LLC/Jonah Energy Finance Corp. 144A
company guaranty sr. unsec. notes 7.25%,
10/15/25	169,000	170,268

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Energy cont.
Lukoil International Finance BV 144A company
guaranty sr. unsec. unsub. bonds 6.656%, 6/7/22
(Russia)	$430,000	$485,255
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 7.00%, 3/31/24 (Canada)	7,000	5,906
MEG Energy Corp. 144A company guaranty sr. unsec.
notes 6.375%, 1/30/23 (Canada)	110,000	93,500
MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	90,000	88,875
Murray Energy Corp. 144A notes 11.25%, 4/15/21	157,000	80,070
Newfield Exploration Co. sr. unsec.
unsub. notes 5.75%, 1/30/22	87,000	93,090
Newfield Exploration Co. sr. unsec.
unsub. notes 5.375%, 1/1/26	80,000	84,600
Noble Holding International, Ltd. company
guaranty sr. unsec. unsub. notes 7.75%, 1/15/24	167,000	143,620
Oasis Petroleum, Inc. company guaranty sr. unsec.
sub. notes 6.875%, 1/15/23	61,000	62,373
Oasis Petroleum, Inc. company guaranty sr. unsec.
unsub. notes 6.875%, 3/15/22	69,000	70,811
Pertamina Persero PT 144A sr. unsec.
unsub. notes 4.875%, 5/3/22 (Indonesia)	200,000	212,534
Pertamina Persero PT 144A sr. unsec.
unsub. notes 4.30%, 5/20/23 (Indonesia)	285,000	297,828
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. bonds 7.375%, 1/17/27
(Brazil)	1,590,000	1,750,590
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. bonds 7.25%, 3/17/44
(Brazil)	285,000	296,400
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 8.75%, 5/23/26
(Brazil)	270,000	322,650
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.25%, 3/17/24
(Brazil)	1,096,000	1,164,500
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.125%, 1/17/22
(Brazil)	132,000	140,085
Petrobras Global Finance BV 144A company
guaranty sr. unsec. bonds 5.999%, 1/27/28
(Brazil)	667,000	667,834
Petroleos de Venezuela SA company
guaranty sr. unsec. bonds Ser. REGS, 6.00%,
11/15/26 (Venezuela)	688,000	150,672
Petroleos de Venezuela SA company
guaranty sr. unsec. unsub. notes 5.375%, 4/12/27
(Venezuela)	1,103,000	255,069
Petroleos de Venezuela SA 144A company
guaranty sr. unsec. notes 6.00%, 11/15/26
(Venezuela)	760,000	166,440
Petroleos Mexicanos company guaranty sr. unsec.
unsub. bonds 5.625%, 1/23/46 (Mexico)	475,000	439,613
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 4.50%, 1/23/26 (Mexico)	1,784,000	1,780,733
Precision Drilling Corp. company
guaranty sr. unsec. notes 7.75%, 12/15/23
(Canada)	45,000	47,250
Precision Drilling Corp. company
guaranty sr. unsec. notes 5.25%, 11/15/24
(Canada)	6,000	5,655

14	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Energy cont.
QEP Resources, Inc. sr. unsec. notes 5.625%,
3/1/26	$95,000	$96,306
Range Resources Corp. company guaranty sr. unsec.
sub. notes 5.75%, 6/1/21	191,000	198,163
Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4.50%, 11/1/23	69,000	71,342
Rose Rock Midstream LP/Rose Rock Finance Corp.
company guaranty sr. unsec. sub. notes 5.625%,
11/15/23	76,000	74,100
SemGroup Corp. 144A company guaranty sr. unsec.
notes 6.375%, 3/15/25	85,000	83,725
SESI, LLC company guaranty sr. unsec.
unsub. notes 7.125%, 12/15/21	43,000	44,075
SESI, LLC 144A company guaranty sr. unsec.
notes 7.75%, 9/15/24	100,000	106,250
Seven Generations Energy, Ltd. 144A company
guaranty sr. unsec. notes 5.375%, 9/30/25
(Canada)	80,000	80,500
Seventy Seven Energy, Inc. escrow sr. unsec.
notes 6.50%, 7/15/22 F	20,000	2
Shelf Drilling Holdings, Ltd. 144A company
guaranty notes 9.50%, 11/2/20	95,000	96,781
SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	107,000	108,338
SM Energy Co. sr. unsec. unsub. notes 6.50%,
1/1/23	31,000	31,504
SM Energy Co. sr. unsec. unsub. notes 6.125%,
11/15/22	98,000	99,838
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 1/15/28	85,000	86,037
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.375%, 2/1/27	80,000	82,100
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.125%, 2/1/25	40,000	40,950
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. 144A company
guaranty sr. unsec. unsub. bonds 5.00%, 1/15/28	300,000	299,250
Vermilion Energy, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 3/15/25
(Canada)	81,000	80,494
Weatherford International, Ltd. company
guaranty sr. unsec. sub. notes 9.875%, 2/15/24	80,000	85,000
Weatherford International, Ltd. company
guaranty sr. unsec. unsub. notes 8.25%, 6/15/23	25,000	25,250
Whiting Petroleum Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 3/15/19	21,000	21,536
Whiting Petroleum Corp. 144A sr. unsec.
notes 6.625%, 1/15/26	70,000	71,400
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	39,000	44,265
WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	110,000	119,075
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%,
1/15/22	109,000	113,905
		15,203,428
Financials (4.2%)
Alliance Data Systems Corp. 144A company
guaranty sr. unsec. notes 5.375%, 8/1/22	150,000	151,125
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	338,000	439,400

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Financials cont.
Ally Financial, Inc. sub. unsec. notes 5.75%,
11/20/25	$85,000	$92,650
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	72,000	97,920
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	50,000	54,875
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	80,000	90,900
Barclays Bank PLC 144A unsec. sub. notes 10.179%,
6/12/21 (United Kingdom)	80,000	97,322
CBRE Services, Inc. company guaranty sr. unsec.
notes 5.25%, 3/15/25	75,000	82,494
CIT Group, Inc. sr. unsec. sub. notes 5.00%,
8/1/23	125,000	133,281
CIT Group, Inc. sr. unsec. unsub. notes 5.00%,
8/15/22	325,000	344,500
CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	83,000	80,510
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	174,000	183,570
Credit Acceptance Corp. company
guaranty sr. unsec. notes 6.125%, 2/15/21	119,000	120,190
Dresdner Funding Trust I jr. unsec.
sub. notes 8.151%, 6/30/31	250,000	331,157
ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R	80,000	80,800
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.125%, 11/15/24	202,000	205,788
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 7.875%, 11/1/22 (Canada)	75,000	78,281
Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A
sr. unsec. sub. notes 8.125%, 7/15/19 ‡‡	53,000	53,066
HUB International, Ltd. 144A sr. unsec.
notes 7.875%, 10/1/21	220,000	229,075
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24	75,000	77,063
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 2/1/22	75,000	76,688
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.00%, 8/1/20	68,000	69,933
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.875%, 2/1/22	195,000	197,438
Intelsat Connect Finance SA 144A company
guaranty sr. unsec. sub. notes 12.50%, 4/1/22
(Luxembourg)	9,000	7,875
Intesa Sanpaolo SpA 144A company guaranty jr.
unsec. sub. FRB 7.70%, perpetual maturity
(Italy)	200,000	216,500
iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	45,000	46,575
iStar, Inc. sr. unsec. unsub. notes 5.25%,
9/15/22 R	45,000	45,281
Lloyds Banking Group PLC 144A jr. unsec. sub. FRN
6.657%, perpetual maturity (United Kingdom)	211,000	246,870
LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25	160,000	162,800
MGM Growth Properties Operating Partnership
LP/MGP Finance Co-Issuer, Inc. 144A sr. unsec.
bonds 4.50%, 1/15/28 R	40,000	39,200

Putnam VT Diversified Income Fund	15

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Financials cont.
Miller Homes Group Holdings PLC company
guaranty sr. notes Ser. REGS, 5.50%, 10/15/24
(United Kingdom)	GBP	100,000	$136,365
Nationstar Mortgage, LLC/Nationstar Capital Corp.
company guaranty sr. unsec. unsub. notes 6.50%,
7/1/21		$100,000	101,375
OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. sub. notes 6.75%, 12/15/19		64,000	66,125
OneMain Financial Holdings, LLC 144A company
guaranty sr. unsec. unsub. notes 7.25%, 12/15/21		83,000	86,113
Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25		135,000	141,750
Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 8.00%, perpetual maturity
(United Kingdom)		200,000	228,750
Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.648%, perpetual maturity
(United Kingdom)		95,000	123,975
Royal Bank of Scotland Group PLC jr. unsec.
sub. FRB 7.50%, perpetual maturity
(United Kingdom)		200,000	211,500
Russian Agricultural Bank OJSC Via RSHB Capital
SA 144A sr. unsec. unsub. notes 7.75%, 5/29/18
(Russia)		900,000	916,976
Sberbank of Russia Via SB Capital SA 144A
sr. unsec. notes 6.125%, 2/7/22 (Russia)		250,000	272,500
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 8.25%, 12/15/20		50,000	55,000
Starwood Property Trust, Inc. 144A sr. unsec.
notes 4.75%, 3/15/25 R		120,000	118,800
TMX Finance, LLC/TitleMax Finance Corp. 144A
company guaranty sr. notes 8.50%, 9/15/18		25,000	22,875
USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25		114,000	115,140
VICI Properties 1, LLC/VICI FC, Inc. company
guaranty notes 8.00%, 10/15/23		7,766	8,677
Vnesheconombank Via VEB Finance PLC 144A
sr. unsec. unsub. notes 6.80%, 11/22/25 (Russia)		255,000	291,019
VTB Bank OJSC Via VTB Capital SA 144A sr. unsec.
notes 6.875%, 5/29/18 (Russia)		698,000	708,512
VTB Bank OJSC Via VTB Capital SA 144A unsec.
sub. bonds 6.95%, 10/17/22 (Russia)		700,000	757,750
VTB Bank PJSC via VTB Eurasia DAC 144A unsec.
sub. FRN 9.50%, perpetual maturity (Russia)		300,000	331,500
			8,827,829
Health care (2.4%)
Air Medical Merger Sub Corp. 144A sr. unsec.
notes 6.375%, 5/15/23		190,000	181,925
AMAG Pharmaceuticals, Inc. 144A company
guaranty sr. unsec. notes 7.875%, 9/1/23		130,000	126,588
ASP AMC Merger Sub, Inc. 144A sr. unsec.
notes 8.00%, 5/15/25		126,000	120,960
BioScrip, Inc. company guaranty sr. unsec.
notes 8.875%, 2/15/21		146,000	132,130
Centene Corp. sr. unsec. unsub. notes 6.125%,
2/15/24		155,000	163,913
Centene Corp. sr. unsec. unsub. notes 4.75%,
1/15/25		34,000	34,595
Centene Corp. sr. unsec. unsub. notes 4.75%,
5/15/22		135,000	140,063
CHS/Community Health Systems, Inc. company
guaranty sr. notes 6.25%, 3/31/23		116,000	104,400

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Health care cont.
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. notes 6.875%, 2/1/22	$328,000	$188,600
CHS/Community Health Systems, Inc. company
guaranty sr. unsec. unsub. notes 7.125%, 7/15/20	72,000	53,820
Concordia International Corp. 144A company
guaranty sr. unsec. notes 7.00%, 4/15/23
(Canada) (In default) †	120,000	10,500
Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6.00%,
7/15/23 (Ireland)	200,000	156,000
Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 5.375%, 1/15/23	158,000	123,240
Halyard Health, Inc. company guaranty sr. unsec.
unsub. notes 6.25%, 10/15/22	15,000	15,525
HCA, Inc. company guaranty sr. bonds 5.25%,
6/15/26	130,000	137,800
HCA, Inc. company guaranty sr. notes 6.50%,
2/15/20	222,000	236,430
HCA, Inc. company guaranty sr. sub. bonds 5.50%,
6/15/47	205,000	204,488
HCA, Inc. company guaranty sr. unsec.
unsub. notes 7.50%, 2/15/22	74,000	83,065
Jaguar Holding Co. II/Pharmaceutical Product
Development, LLC 144A company
guaranty sr. unsec. notes 6.375%, 8/1/23	150,000	151,500
Kinetic Concepts, Inc./KCI USA, Inc. 144A company
guaranty sub. notes 12.50%, 11/1/21	149,000	167,253
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sr. unsec. unsub. notes 5.50%, 4/15/25
(Luxembourg)	132,000	107,910
Molina Healthcare, Inc. company
guaranty sr. unsec. notes 5.375%, 11/15/22	105,000	109,463
Molina Healthcare, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/25	25,000	24,938
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 6.625%,
5/15/22	245,000	246,225
Service Corp International sr. unsec.
notes 4.625%, 12/15/27	35,000	35,512
Service Corp. International/US sr. unsec.
unsub. notes 5.375%, 5/15/24	478,000	503,693
Sterigenics-Nordion Holdings, LLC 144A sr. unsec.
notes 6.50%, 5/15/23	90,000	93,825
Tenet Healthcare Corp. company
guaranty sr. sub. notes 6.00%, 10/1/20	164,000	173,397
Tenet Healthcare Corp. sr. unsec. notes 8.125%,
4/1/22	63,000	64,103
Unilabs Subholding AB company guaranty sr. unsec.
notes Ser. REGS, 5.75%, 5/15/25 (Sweden) EUR	100,000	121,091
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. notes 5.50%, 11/1/25	$35,000	35,613
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 9.00%,
12/15/25	90,000	93,798
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 6.125%,
4/15/25	233,000	213,195
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.875%,
5/15/23	289,000	268,048

16	Putnam VT Diversified Income Fund

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount	Value

Health care cont.
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.50%, 3/1/23	$80,000	$73,200
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsec. notes 5.375%,
3/15/20	37,000	37,046
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 7.00%, 3/15/24	130,000	139,100
Valeant Pharmaceuticals International, Inc. 144A
company guaranty sr. unsub. notes 6.50%, 3/15/22	45,000	47,250
WellCare Health Plans, Inc. sr. unsec.
notes 5.25%, 4/1/25	60,000	63,300
		4,983,502
Technology (1.2%)
Avaya, Inc. 144A escrow notes 7.00%, 4/1/19	546,000	—
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	503,000	550,717
First Data Corp. 144A company guaranty sr. unsec.
unsub. notes 7.00%, 12/1/23	56,000	59,220
First Data Corp. 144A notes 5.75%, 1/15/24	214,000	221,490
First Data Corp. 144A sr. notes 5.375%, 8/15/23	150,000	156,135
Inception Merger Sub, Inc./Rackspace
Hosting, Inc. 144A sr. unsec. notes 8.625%,
11/15/24	226,000	241,255
Infor Software Parent, LLC/Infor Software
Parent, Inc. 144A company guaranty sr. unsec.
notes 7.125%, 5/1/21 ‡‡	264,000	269,940
Infor US, Inc. company guaranty sr. unsec.
notes 6.50%, 5/15/22	188,000	194,580
Infor US, Inc. 144A company
guaranty sr. notes 5.75%, 8/15/20	51,000	52,403
Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 9/15/27 R	230,000	230,575
Micron Technology, Inc. 144A sr. unsec.
unsub. notes 5.25%, 1/15/24	71,000	73,751
Solera, LLC / Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	236,000	265,495
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%,
6/1/25	107,000	108,070
TTM Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/25	135,000	138,375
		2,562,006
Transportation (0.1%)
Watco Cos., LLC/Watco Finance Corp. 144A company
guaranty sr. unsec. notes 6.375%, 4/1/23	175,000	181,125
		181,125
Utilities and power (1.2%)
AES Corp./Virginia (The) sr. unsec. notes 5.50%,
4/15/25	280,000	294,000
AES Corp./Virginia (The) sr. unsec. notes 4.875%,
5/15/23	85,000	86,806
AES Corp./Virginia (The) sr. unsec.
unsub. bonds 5.125%, 9/1/27	131,000	137,550
AES Corp./Virginia (The) sr. unsec.
unsub. notes 7.375%, 7/1/21	180,000	201,600
Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25	247,000	233,415
Calpine Corp. 144A company guaranty sr. notes
5.25%, 6/1/26	65,000	63,701
Calpine Corp. 144A company
guaranty sr. sub. notes 5.875%, 1/15/24	40,000	41,100
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	290,000	325,560

CORPORATE BONDS
AND NOTES (31.9%)* cont.	Principal amount		Value

Utilities and power cont.
Dynegy, Inc. company guaranty sr. unsec.
notes 7.375%, 11/1/22		$206,000	$217,330
Dynegy, Inc. company guaranty sr. unsec.
unsub. notes 7.625%, 11/1/24		132,000	141,570
Dynegy, Inc. 144A company guaranty sr. unsec.
notes 8.125%, 1/30/26		60,000	65,550
Energy Transfer Equity LP sr. sub. notes 5.875%,
1/15/24		91,000	95,778
Energy Transfer Equity LP sr. sub. notes 5.50%,
6/1/27		50,000	51,000
GenOn Energy, Inc. sr. unsec. sub. notes 9.875%,
10/15/20 (In default) †		195,000	154,050
NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26		80,000	87,100
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27		148,000	156,510
NRG Energy, Inc. 144A company guaranty sr. unsec.
bonds 5.75%, 1/15/28		45,000	45,394
Southern Star Central Corp. 144A sr. unsec.
notes 5.125%, 7/15/22		96,000	99,600
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/20		119,000	893
			2,498,507

Total corporate bonds and notes (cost $66,813,107)			$66,963,907

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.5%)*	Principal amount		Value

Argentina (Republic of) sr. unsec. notes
zero %, 8/15/18 (Argentina)	ARS	14,912,000	$684,135
Argentina (Republic of) sr. unsec.
unsub. bonds 7.625%, 4/22/46 (Argentina)		$280,000	315,840
Argentina (Republic of) sr. unsec.
unsub. bonds 6.625%, 7/6/28 (Argentina)		160,000	171,600
Argentina (Republic of) sr. unsec.
unsub. notes 7.50%, 4/22/26 (Argentina)		165,000	186,805
Argentina (Republic of) sr. unsec.
unsub. notes 6.875%, 1/26/27 (Argentina)		1,233,000	1,347,053
Brazil (Federal Republic of) unsec. notes
Ser. NTNF, 10.00%, 1/1/23 (Brazil) (Units)	BRL	2,630	841,812
Buenos Aires (Province of) unsec. FRN
Argentina Deposit Rates BADLAR + 3.83%,
26.955%, 5/31/22 (Argentina)	ARS	6,180,000	343,027
Buenos Aires (Province of) 144A sr. unsec.
unsub. bonds 7.875%, 6/15/27 (Argentina)		$390,000	432,830
Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 10.875%, 1/26/21 (Argentina)		1,075,000	1,222,813
Buenos Aires (Province of) 144A sr. unsec.
unsub. notes 9.125%, 3/16/24 (Argentina)		430,000	503,190
Costa Rica (Republic of) 144A sr. unsec.
unsub. notes 7.00%, 4/4/44 (Costa Rica)		200,000	207,000
Dominican (Republic of) sr. unsec.
unsub. notes Ser. REGS, 8.625%, 4/20/27
(Dominican Republic)		375,000	454,688
Dominican (Republic of) 144A sr. unsec. unsub.
notes 5.95%, 1/25/27 (Dominican Republic)		150,000	162,098
Ecuador (Republic of) sr. unsec. unsub. notes
Ser. REGS, 7.95%, 6/20/24 (Ecuador)		200,000	212,500
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS,
8.50%, 1/31/47 (Egypt)		200,000	229,750

Putnam VT Diversified Income Fund	17

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (8.5%)* cont.	Principal amount		Value

Egypt (Arab Republic of) 144A sr. unsec.
bonds 8.50%, 1/31/47 (Egypt)		$400,000	$459,500
El Salvador (Republic of) sr. unsec.
unsub. notes Ser. REGS, 5.875%, 1/30/25
(El Salvador)		250,000	251,250
Hellenic (Republic of) sr. unsec. notes
4.375%, 8/1/22 (Greece)	EUR	832,000	1,034,901
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.00%, 2/24/20), 2/24/40 (Greece) ††	EUR	16,000	16,439
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	62,000	65,752
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	63,000	67,103
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	167,000	179,041
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	1,108,933	1,204,682
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	633,267	693,963
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	546,533	606,385
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	106,000	118,941
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	500,000	564,769
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	604,753	694,397
Hellenic (Republic of) sr. unsec. unsub.
bonds Ser. PSI, stepped-coupon 3.00%
(3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	690,192	809,651
Indonesia (Republic of) 144A sr. unsec.
notes 4.75%, 1/8/26 (Indonesia)		$300,000	325,500
Indonesia (Republic of) 144A sr. unsec.
unsub. bonds 6.625%, 2/17/37 (Indonesia)		575,000	735,281
Indonesia (Republic of) 144A sr. unsec.
unsub. notes 5.95%, 1/8/46 (Indonesia)		300,000	368,250
Indonesia (Republic of) 144A sr. unsec.
unsub. notes 4.35%, 1/8/27 (Indonesia)		220,000	232,843
Republic of (Ivory Coast) 144A sr. unsec.
bonds 6.125%, 6/15/33 (Ivory Coast)		515,000	523,932
Russia (Federation of) 144A sr. unsec.
notes 4.50%, 4/4/22 (Russia)		235,000	248,758
Russia (Federation of) 144A sr. unsec.
unsub. bonds 12.75%, 6/24/28 (Russia)		354,000	613,748
Russia (Federation of) 144A sr. unsec.
unsub. bonds 5.625%, 4/4/42 (Russia)		200,000	223,250
Ukraine (Government of) 144A unsec.
notes 7.75%, 9/1/27 (Ukraine)		176,000	181,677
United Mexican States sr. unsec. notes
Ser. GMTN, 5.75%, 10/12/10 (Mexico)		220,000	232,401
Venezuela (Bolivarian Republic of) sr. unsec.
bonds 7.00%, 3/31/38 (Venezuela)		265,000	54,988
Total foreign government and agency bonds
and notes (cost $16,259,820)			$17,822,543

PURCHASED SWAP OPTIONS OUTSTANDING(1.6%)*
Counterparty
Fixed right % to receive or (pay)/			Notional/
Floating rate index/	Expiration		Contract
Maturity date	date/strike		amount	Value

Bank of America N.A.
(1.9325)/3 month USD-
LIBOR-BBA/Aug-19	Aug-18/1.9325		$49,739,000	$211,888
(2.2625)/3 month USD-
LIBOR-BBA/Aug-22	Aug-21/2.2625		22,382,600	113,032
2.2625/3 month USD-
LIBOR-BBA/Aug-22	Aug-21/2.2625		22,382,600	90,873
1.9325/3 month USD-
LIBOR-BBA/Aug-19	Aug-18/1.9325		49,739,000	20,890

Citibank, N.A.
(2.518)/3 month USD-
LIBOR-BBA/May-49	May-19/2.518		2,188,500	138,729
2.363/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.363		30,929,500	77,014
2.28/3 month USD-
LIBOR-BBA/Feb-28	Feb-18/2.28		19,895,600	59,090
2.298/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.298		30,909,900	58,420
(2.526)/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.526		30,909,900	47,910
(2.493)/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.493		30,929,500	34,641
(2.478)/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.478		30,929,500	30,311
2.318/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.318		30,929,500	30,002
1.9175/3 month USD-
LIBOR-BBA/Mar-19	Mar-18/1.9175		29,843,000	2,089
(1.091)/6 month EUR-
EURIBOR-Reuters/Jul-23	Jul-18/1.091	EUR	3,410,000	1,841
2.205/3 month USD-LIBOR-
BBA/Jan-28	Jan-18/2.205		$20,718,000	622

Credit Suisse International
2.33875/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.33875		19,895,600	52,126

Goldman Sachs International
1.673/3 month GBP-LIBOR-
BBA/Oct-48	Oct-18/1.673	GBP	2,455,000	267,723
1.522/3 month GBP-LIBOR-
BBA/Oct-28	Oct-18/1.522	GBP	6,309,000	242,169
2.695/3 month USD-LIBOR-
BBA/Oct-23	Oct-18/2.695		$4,178,100	49,093
(-0.154)/6 month EUR-
EURIBOR-Reuters/Feb-20	Feb-18/-0.154	EUR	34,100,000	37,642
2.485/3 month USD-
LIBOR-BBA/Mar-48	Mar-18/2.485		$1,989,600	35,614
2.27/3 month USD-
LIBOR-BBA/Mar-28	Mar-18/2.27		4,774,900	20,246
2.2875/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.2875		15,539,000	10,411
1.9175/3 month USD-
LIBOR-BBA/Oct-19	Oct-18/1.9175		18,105,000	7,966
-0.154/6 month EUR-
EURIBOR-Reuters/Feb-20	Feb-18/-0.154	EUR	34,100,000	5,728
2.218/3 month USD-
LIBOR-BBA/Jan-28	Jan-18/2.218		$15,539,000	3,108
2.10125/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.10125		15,548,000	2,332

18	Putnam VT Diversified Income Fund

PURCHASED SWAP OPTIONS OUTSTANDING(1.6%)* cont.
Counterparty
Fixed right % to receive or (pay)/			Notional/
Floating rate index/	Expiration		Contract
Maturity date	date/strike		amount	Value

JPMorgan Chase Bank N.A.
1.758/6 month EUR-EURIBOR-
Reuters/Sep-49	Sep-19/1.758	EUR	2,489,000	$244,857
1.376/6 month EUR-EURIBOR-
Reuters/Sep-29	Sep-19/1.376	EUR	6,240,000	239,736
(1.919)/3 month USD-LIBOR-
BBA/Aug-19	Aug-18/1.919		$49,739,000	216,862
2.795/3 month USD-LIBOR-
BBA/Dec-37	Dec-27/2.795		2,557,500	154,396
2.7575/3 month USD-
LIBOR-BBA/Dec-37	Dec-27/2.7575		2,557,500	150,790
(2.7575)/3 month USD-
LIBOR-BBA/Dec-37	Dec-27/2.7575		2,557,500	139,307
(2.795)/3 month USD-
LIBOR-BBA/Dec-37	Dec-27/2.795		2,557,500	135,957
(2.25)/3 month USD-
LIBOR-BBA/Aug-22	Aug-21/2.25		22,382,600	114,375
2.25/3 month USD-
LIBOR-BBA/Aug-22	Aug-21/2.25		22,382,600	89,754
(1.964)/3 month USD-
LIBOR-BBA/Jan-21	Jan-18/1.964		9,948,000	59,091
0.882/3 month GBP-
LIBOR-BBA/Nov-19	Nov-18/0.882	GBP	17,050,000	35,911
1.919/3 month USD-
LIBOR-BBA/Aug-19	Aug-18/1.919		$49,739,000	19,896
1.964/3 month USD-
LIBOR-BBA/Jan-21	Jan-18/1.964		9,948,000	10

Morgan Stanley & Co. International PLC
(0.303)/6 month EUR-
EURIBOR-Reuters/Mar-23	Mar-18/0.303	EUR	13,640,000	76,429
(-0.152)/6 month EUR-
EURIBOR-Reuters/Feb-20	Feb-18/-0.152	EUR	34,100,000	36,414
-0.152/6 month EUR-
EURIBOR- Reuters/Feb-20	Feb-18/-0.152	EUR	34,100,000	6,137
1.85125/3 month USD-
LIBOR-BBA/Apr-19	Apr-18/1.85125		$29,843,400	4,775
Total purchased swap options outstanding (cost $3,955,292) $3,376,207

SENIOR LOANS (1.5%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.546%, 7/2/22	$78,108	$60,924
Air Methods Corp. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 5.193%, 4/21/24	63,924	63,804
Avaya, Inc. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 4.75%, 6.227%, 11/9/24	200,000	196,583
BWAY Corp. bank term loan FRN Ser. B, BBA LIBOR
USD 3 Month + 3.25%, 4.599%, 4/3/24	54,725	54,913
California Resources Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 4.75%, 6.241%, 11/17/22	120,000	120,300
Casella Waste Systems, Inc. bank term loan FRN
Ser. B, BBA LIBOR USD 3 Month + 2.50%, 3.991%,
10/17/23	272,514	273,365
CCC Information Services, Inc. bank term loan FRN
BBA LIBOR USD 3 Month + 6.75%, 8.319%, 3/30/25	53,000	54,104
Chesapeake Energy Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 7.50%, 8.954%, 8/23/21	235,000	249,688
CPG International, Inc. bank term loan FRN BBA
LIBOR USD 3 Month + 3.75%, 5.593%, 5/5/24	33,313	33,459
First Data Corp. bank term loan FRN BBA LIBOR USD
3 Month + 2.25%, 3.802%, 4/26/24	91,342	91,375

SENIOR LOANS (1.5%)* [c] cont.	Principal amount	Value

Forterra Finance, LLC bank term loan FRN BBA
LIBOR USD 3 Month + 3.00%, 4.569%, 10/25/23	$147,538	$137,632
FTS International, Inc. bank term loan FRN
Ser. B, BBA LIBOR USD 3 Month + 4.75%, 6.319%,
4/16/21	228,000	222,443
Gates Global, LLC bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.693%, 3/31/24	57,469	57,730
Getty Images, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.75%, 10/18/19	75,609	68,426
iHeartCommunications, Inc. bank term loan FRN
Ser. D, BBA LIBOR USD 3 Month + 6.75%, 8.443%,
1/30/19	319,000	239,516
KCA Deutag US Finance, LLC bank term loan FRN BBA
LIBOR USD 3 Month + 5.25%, 7.196%, 5/16/20	83,904	81,807
Kronos, Inc./MA bank term loan FRN BBA LIBOR USD
3 Month + 8.25%, 9.627%, 11/1/24	80,000	82,920
MEG Energy Corp. bank term loan FRN BBA LIBOR USD
3 Month + 3.50%, 5.20%, 12/31/23	63,326	63,345
Navistar, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.50%, 4.90%, 11/6/24	265,000	265,994
Neiman Marcus Group, Ltd., Inc. bank term loan
FRN BBA LIBOR USD 3 Month + 3.25%, 4.642%,
10/25/20	171,600	139,682
PetSmart, Inc. bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 3.00%, 4.57%, 3/10/22	44,770	35,816
Rackspace Hosting, Inc. bank term loan FRN BBA
LIBOR USD 3 Month + 3.00%, 4.385%, 11/3/23	69,825	69,757
Revlon Consumer Products Corp. bank term loan FRN
Ser. B, BBA LIBOR USD 3 Month + 3.50%, 5.069%,
9/7/23	226,826	168,985
Robertshaw Holdings Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 9.00%, 10.50%, 2/4/25	30,000	29,775
Robertshaw Holdings Corp. bank term loan FRN BBA
LIBOR USD 3 Month + 4.50%, 6.125%, 8/10/24	54,863	55,205
Solenis International LP bank term loan FRN BBA
LIBOR USD 3 Month + 6.75%, 8.229%, 7/31/22	31,000	29,760
Talbots, Inc. (The) bank term loan FRN BBA LIBOR
USD 3 Month + 8.50%, 10.069%, 3/19/21	59,964	58,166
Talbots, Inc. (The) bank term loan FRN BBA LIBOR
USD 3 Month + 4.50%, 6.069%, 3/19/20	96,662	93,440
Valeant Pharmaceuticals International, Inc. bank
term loan FRN Ser. B1, BBA LIBOR USD 3 Month
+ 3.50%, 4.764%, 4/1/22	42,213	42,823
Werner Finco LP bank term loan FRN Ser. B, BBA
LIBOR USD 3 Month + 4.00%, 5.00%, 7/24/24	60,000	60,150
Total senior loans (cost $3,351,027)		$3,201,887

CONVERTIBLE BONDS
AND NOTES (1.0%)*	Principal amount	Value

Basic materials (—%)
Cemex SAB de CV cv. unsec. sub. notes 3.72%,
3/15/20 (Mexico)	$19,000	$19,784
		19,784
Capital goods (0.1%)
Aerojet Rocketdyne Holdings, Inc. cv. sr. unsec.
sub. notes 2.25%, 12/15/23	21,000	28,914
Dycom Industries, Inc. cv. sr. unsec.
notes 0.75%, 9/15/21	27,000	35,201
Greenbrier Cos., Inc. (The) 144A cv. sr. unsec.
notes 2.875%, 2/1/24	21,000	25,016
Horizon Global Corp. cv. sr. unsec.
unsub. notes 2.75%, 7/1/22	16,000	15,020

Putnam VT Diversified Income Fund	19

CONVERTIBLE BONDS
AND NOTES (1.0%)* cont.	Principal amount	Value

Capital goods cont.
II-VI, Inc. 144A cv. sr. unsec. notes 0.25%,
9/1/22	$10,000	$12,025
Kaman Corp. 144A cv. sr. unsec. notes 3.25%,
5/1/24	24,000	26,685
		142,861
Communication services (—%)
DISH Network Corp. cv. sr. unsec. notes 3.375%,
8/15/26	62,000	67,464
		67,464
Consumer cyclicals (0.2%)
Euronet Worldwide, Inc. cv. sr. unsec.
bonds 1.50%, 10/1/44	26,000	31,980
Liberty Interactive, LLC 144A cv. sr. unsec.
bonds 1.75%, 9/30/46	41,000	47,329
Liberty Media Corp. cv. sr. unsec. bonds 1.375%,
10/15/23	44,000	50,631
Liberty Media Corp. cv. sr. unsec.
unsub. bonds 2.25%, 9/30/46	20,000	20,825
Live Nation Entertainment, Inc. cv. sr. unsec.
bonds 2.50%, 5/15/19	21,000	27,103
Macquarie Infrastructure Corp. cv. sr. unsec.
unsub. notes 2.00%, 10/1/23	22,000	21,010
Navistar International Corp. cv. sr. unsec.
sub. bonds 4.75%, 4/15/19	12,000	12,990
Priceline Group, Inc. (The) cv. sr. unsec.
bonds 0.90%, 9/15/21	13,000	15,202
Priceline Group, Inc. (The) cv. sr. unsec.
unsub. notes 1.00%, 3/15/18	27,000	49,511
Square, Inc. 144A cv. sr. unsec. notes 0.375%,
3/1/22	18,000	29,351
Tesla, Inc. cv. sr. unsec. sub. notes 1.25%,
3/1/21	16,000	17,300
		323,232
Consumer staples (—%)
IAC FinanceCo, Inc. 144A cv. company
guaranty sr. unsec. notes 0.875%, 10/1/22	25,000	26,406
Liberty Expedia Holdings, Inc. cv. sr. unsec.
unsub. bonds 1.00%, 6/30/47	36,000	36,000
Vector Group, Ltd. cv. sr. unsec.
sub. notes 1.75%, 4/15/20	21,000	24,189
Wayfair, Inc. 144A cv. sr. unsec.
sub. notes 0.375%, 9/1/22	15,000	15,656
		102,251
Energy (0.1%)
CHC Group, LLC/CHC Finance Ltd. cv. notes
Ser. AI, zero %, 10/1/20 (acquired 2/2/17,
cost $24,845) (Cayman Islands) ∆∆	35,887	47,371
Chesapeake Energy Corp. 144A cv. sr. unsec.
bonds 5.50%, 9/15/26	24,000	21,855
Oasis Petroleum, Inc. cv. sr. unsec.
notes 2.625%, 9/15/23	14,000	15,050
Whiting Petroleum Corp. cv. company
guaranty sr. unsec. unsub. notes 1.25%, 4/1/20	34,000	31,280
		115,556
Financials (0.1%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec.
unsub. notes 5.25%, 12/1/18 R	31,000	36,386
Colony Starwood Homes 144A cv. sr. unsec.
notes 3.50%, 1/15/22 R	31,000	35,999
Encore Capital Group, Inc. cv. company
guaranty sr. unsec. bonds 3.00%, 7/1/20	16,000	17,720
Hercules Capital, Inc. 144A cv. sr. unsec.
notes 4.375%, 2/1/22	14,000	14,394

CONVERTIBLE BONDS
AND NOTES (1.0%)* cont.	Principal amount	Value

Financials cont.
Heritage Insurance Holdings, Inc.
144A cv. company guaranty sr. unsec.
bonds 5.875%, 8/1/37	$12,000	$16,005
Starwood Property Trust, Inc. cv. sr. unsec.
unsub. notes 4.00%, 1/15/19 R	29,000	31,918
		152,422
Health care (0.1%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec.
sub. notes 1.50%, 10/15/20	19,000	22,503
Clovis Oncology, Inc. cv. sr. unsec. notes 2.50%,
9/15/21	16,000	21,530
Impax Laboratories, Inc. cv. sr. unsec.
notes 2.00%, 6/15/22	27,000	26,190
Jazz Investments I, Ltd. cv. company
guaranty sr. unsec. sub. bonds 1.875%, 8/15/21
(Ireland)	56,000	56,105
Medicines Co. (The) cv. sr. unsec.
unsub. notes 2.75%, 7/15/23	31,000	28,346
Neurocrine Biosciences, Inc. 144A cv. sr. unsec.
notes 2.25%, 5/15/24	8,000	10,215
Nevro Corp. cv. sr. unsec. unsub. notes 1.75%,
6/1/21	13,000	13,577
Pacira Pharmaceuticals, Inc. (Delaware)
144A cv. sr. unsec. sub. notes 2.375%, 4/1/22	26,000	27,170
Sucampo Pharmaceuticals, Inc. cv. sr. unsec.
notes 3.25%, 12/15/21	22,000	26,716
Teladoc, Inc. 144A cv. sr. unsec. notes 3.00%,
12/15/22	15,000	16,866
Wright Medical Group, Inc. cv. sr. unsec.
notes 2.00%, 2/15/20	21,000	21,538
		270,756
Technology (0.4%)
Carbonite, Inc. 144A cv. sr. unsec.
unsub. notes 2.50%, 4/1/22	11,000	13,448
Citrix Systems, Inc. cv. sr. unsec. notes 0.50%,
4/15/19	10,000	12,931
Cypress Semiconductor Corp. cv. sr. unsec.
notes 4.50%, 1/15/22	21,000	27,563
Electronics For Imaging, Inc. cv. sr. unsec.
unsub. bonds 0.75%, 9/1/19	27,000	26,038
Everbridge, Inc. cv. sr. unsec.
unsub. notes 1.50%, 11/1/22	14,000	15,479
Finisar Corp. cv. sr. unsec. unsub. bonds 0.50%,
12/15/36	25,000	23,250
HubSpot, Inc. 144A cv. sr. unsec. notes 0.25%,
6/1/22	19,000	21,862
Inphi Corp. cv. sr. unsec. notes 0.75%, 9/1/21	22,000	21,849
Integrated Device Technology, Inc. cv. sr. unsec.
unsub. notes 0.875%, 11/15/22	26,000	29,006
Intel Corp. cv. jr. unsec. sub. notes 3.25%,
8/1/39	30,000	66,638
J2 Cloud Services, LLC cv. sr. unsec.
notes 3.25%, 6/15/29	25,000	30,953
Jazz US Holdings, Inc. cv. company
guaranty sr. unsec. notes 8.00%, 12/31/18	4,000	13,738
Microchip Technology, Inc. 144A cv. sr. unsec.
sub. notes 1.625%, 2/15/27	84,000	98,438
Micron Technology, Inc. cv. sr. unsec.
bonds 3.00%, 11/15/43	36,000	51,908
Micron Technology, Inc. cv. sr. unsec.
bonds Ser. E, 1.625%, 2/15/33	8,000	30,015
Nice Systems, Inc. 144A cv. company
guaranty sr. unsec. notes 1.25%, 1/15/24	22,000	27,101

20	Putnam VT Diversified Income Fund

CONVERTIBLE BONDS
AND NOTES (1.0%)* cont.	Principal amount	Value

Technology cont.
Novellus Systems, Inc. cv. company
guaranty sr. unsec. notes 2.625%, 5/15/41	$11,000	$60,528
NXP Semiconductors NV cv. sr. unsec. bonds 1.00%,
12/1/19	18,000	22,196
ON Semiconductor Corp. cv. company
guaranty sr. unsec. unsub. notes 1.00%, 12/1/20	32,000	40,840
OSI Systems, Inc. 144A cv. sr. unsec.
unsub. notes 1.25%, 9/1/22	29,000	26,100
Proofpoint, Inc. cv. sr. unsec.
unsub. notes 0.75%, 6/15/20	23,000	28,779
RealPage, Inc. 144A cv. sr. unsec. notes 1.50%,
11/15/22	30,000	37,125
Red Hat, Inc. cv. sr. unsec. unsub. bonds 0.25%,
10/1/19	18,000	29,610
salesforce.com, Inc. cv. sr. unsec.
unsub. notes 0.25%, 4/1/18	24,000	36,750
ServiceNow, Inc. cv. sr. unsec.
unsub. bonds zero %, 11/1/18	16,000	28,210
Teradyne, Inc. cv. sr. unsec. notes 1.25%,
12/15/23	24,000	34,245
TTM Technologies, Inc. cv. sr. unsec.
notes 1.75%, 12/15/20	12,000	20,543
Twitter, Inc. cv. sr. unsec. unsub. bonds 1.00%,
9/15/21	26,000	24,229
Workday, Inc. 144A cv. sr. unsec. notes 0.25%,
10/1/22	13,000	12,854
		912,226
Transportation (—%)
Air Transport Services Group, Inc.
144A cv. sr. unsec. notes 1.125%, 10/15/24	25,000	25,813
Scorpio Tankers, Inc. 144A cv. sr. unsec.
sub. notes 2.375%, 7/1/19	15,000	13,481
		39,294

Total convertible bonds and notes (cost $2,014,516)		$2,145,846

COMMON STOCKS (0.3%)*	Shares	Value

Avaya Holdings Corp. †	19,765	$346,875
Caesars Entertainment Corp. †	2,065	26,122
CHC Group, LLC (acquired 3/23/17,
cost $10,107) (Cayman Islands) † ∆∆	697	5,576
Halcon Resources Corp. †	11,413	86,396
Milagro Oil & Gas, Inc. (Units) F	98	7,938
Nine Point Energy	537	7,389
SandRidge Energy, Inc. †	3,221	67,866
Tervita Corp. Class A (Canada)	191	1,482
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. (Rights)	10,369	8,295
Tribune Media Co. Class 1C F	55,356	13,839
Total common stocks (cost $613,620)		$571,778

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)*	date/	Notional	Contract
Counterparty	Strike price	amount	amount	Value

Barclays Bank PLC
USD/MXN (Call)	May-18/MXN 21.50	$12,565,300	$12,565,300	$207,918

JPMorgan Chase Bank N.A.
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/$100.03	11,000,000	11,000,000	35,673

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.3%)* cont.	date/	Notional	Contract
Counterparty	Strike price	amount	amount	Value

JPMorgan Chase Bank N.A. cont.
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/$100.00	$11,000,000	$11,000,000	$37,279
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/99.88	11,000,000	11,000,000	44,187
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/99.81	11,000,000	11,000,000	47,927
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments
(Call)	Jan-18/100.03	50,000,000	50,000,000	83,050
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments (Put)	Mar-18/99.34	11,000,000	11,000,000	36,113
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments (Put)	Mar-18/99.21	11,000,000	11,000,000	31,746
Federal National
Mortgage Association
30 yr 3.00% TBA
commitments (Put)	Mar-18/99.09	11,000,000	11,000,000	27,863
Federal National
Mortgage Association
30 yr 2.50% TBA
commitments (Call)	Jan-18/96.60	3,000,000	3,000,000	5,499
USD/JPY (Put)	Jan-18/JPY 107.00	21,073,600	21,073,600	21
Total purchased options outstanding (cost $891,111)				$557,276

PREFERRED STOCKS (0.1%)*	Shares	Value

GMAC Capital Trust I Ser. 2, $1.80 cum. ARP	6,980	$181,131
Total preferred stocks (cost $175,813)		$181,131

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Nine Point Energy 6.75% cv. pfd.	13	$13,456
Total convertible preferred stocks (cost $13,000)		$13,456

Expiration
WARRANTS (—%)* †	date	Strike price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	3,100	$2,201
Total warrants (cost $—)				$2,201

SHORT-TERM	Principal amount/
INVESTMENTS (12.4%)*		shares	Value

Italy (Republic of) Treasury Bills with an
effective yield of 5.941%, 3/28/18 (Italy)	EUR	1,853,000	$2,225,828
Italy (Republic of) Treasury Bills with an
effective yield of 5.796%, 3/29/18 (Italy)	EUR	1,854,000	2,227,465
Portugal (Republic of) Treasury Bills with
effective yields ranging from 2.756% to
3.903%, 5/18/18 (Portugal)	EUR	1,322,000	1,588,421

Putnam VT Diversified Income Fund	21

SHORT-TERM	Principal amount/
INVESTMENTS (12.4%)* cont.		shares	Value

Putnam Short Term Investment
Fund 1.45% L	Shares 2,369,374		$2,369,374
Spain (Kingdom of) Treasury Bills with an
effective yield of 7.403%, 3/9/18 (Spain)	EUR	3,707,000	4,452,031
State Street Institutional U.S. Government
Money Market Fund, Premier Class 1.21% P	Shares 470,000		470,000
U.S. Treasury Bills 1.325%, 3/15/18 §		$140,000	139,609
U.S. Treasury Bills 1.303%, 3/8/18 ∆ §		715,000	713,214
U.S. Treasury Bills 1.193%, 1/4/18 ∆		206,000	205,958
U.S. Treasury Bills 1.121%, 2/8/18 # ∆ §		4,072,000	4,066,227
U.S. Treasury Bills 1.081%, 2/15/18 # ∆ §		61,000	60,896
U.S. Treasury Bills 1.065%, 2/1/18 ∆ §		4,071,000	4,066,263
U.S. Treasury Bills 1.063%, 1/25/18 ∆ §		1,483,000	1,481,668
U.S. Treasury Bills 1.061%, 1/11/18 ∆ §		1,348,000	1,347,442
U.S. Treasury Bills 1.030%, 1/18/18 ∆ §		544,000	543,642
Total short-term investments (cost $25,778,406)			$25,958,038
Total investments (cost $303,728,326)			$305,252,610

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD/$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
OTC	Over-the-counter
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC.

* Percentages indicated are based on net assets of $210,008,309.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $52,947, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $43,938 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $4,816,225 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $7,765,142 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $81,982,511 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

22	Putnam VT Diversified Income Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	83.0%	Mexico	0.8%
Greece	2.0	Indonesia	0.7
Argentina	1.7	United Kingdom	0.7
Brazil	1.7	Luxembourg	0.6
Russia	1.7	Portugal	0.5
Italy	1.5	Other	2.6
Spain	1.5	Total	100.0%
Canada	1.0

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $105,882,692)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/18	$1,097,497	$1,091,441	$6,056
	Australian Dollar	Sell	1/17/18	1,097,497	1,076,109	(21,388)
	Euro	Sell	3/21/18	4,417,843	4,344,367	(73,476)
	Norwegian Krone	Buy	3/21/18	735,053	733,701	1,352
	Russian Ruble	Sell	3/21/18	1,062,759	1,038,970	(23,789)
	Swedish Krona	Buy	3/21/18	1,037,471	1,012,956	24,515
Barclays Bank PLC
	Australian Dollar	Buy	1/17/18	997,938	1,022,098	(24,160)
	British Pound	Sell	3/21/18	2,287,041	2,289,527	2,486
	Canadian Dollar	Buy	1/17/18	1,073,250	1,050,508	22,742
	Euro	Sell	3/21/18	2,292,698	2,254,171	(38,527)
	Japanese Yen	Sell	2/22/18	201,511	175,252	(26,259)
	Norwegian Krone	Sell	3/21/18	1,068,313	1,055,984	(12,329)
	Swedish Krona	Sell	3/21/18	402,596	395,650	(6,946)
	Swiss Franc	Buy	3/21/18	33,639	28,729	4,910
Citibank, N.A.
	Australian Dollar	Buy	1/17/18	1,068,316	1,045,110	23,206
	Australian Dollar	Sell	1/17/18	1,068,316	1,057,003	(11,313)
	Brazilian Real	Buy	1/3/18	2,270,568	2,356,896	(86,328)
	Brazilian Real	Sell	1/3/18	2,270,568	2,349,086	78,518
	Brazilian Real	Buy	4/3/18	28,926	55,214	(26,288)
	British Pound	Sell	3/21/18	405,132	405,359	227
	Canadian Dollar	Buy	1/17/18	107,110	106,456	654
	Canadian Dollar	Sell	1/17/18	107,110	106,069	(1,041)
	Euro	Sell	3/21/18	543,642	535,066	(8,576)
	Japanese Yen	Buy	2/22/18	15,180	16,647	(1,467)
	New Zealand Dollar	Buy	1/17/18	2,142,548	2,132,491	10,057
	New Zealand Dollar	Sell	1/17/18	2,142,548	2,086,619	(55,929)
	Norwegian Krone	Buy	3/21/18	1,481,519	1,472,211	9,308
Credit Suisse International
	Australian Dollar	Buy	1/17/18	3,293,428	3,254,141	39,287
	Australian Dollar	Sell	1/17/18	3,293,428	3,239,711	(53,717)
	Canadian Dollar	Buy	1/17/18	35,809	35,582	227
	Canadian Dollar	Sell	1/17/18	35,809	35,309	(500)
	Japanese Yen	Sell	2/22/18	1,070,326	1,046,076	(24,250)
	New Zealand Dollar	Buy	1/17/18	1,083,143	1,070,333	12,810
	New Zealand Dollar	Sell	1/17/18	1,083,143	1,079,453	(3,690)
	Norwegian Krone	Sell	3/21/18	1,062,369	1,051,983	(10,386)
	Swedish Krona	Buy	3/21/18	48,464	42,202	6,262

Putnam VT Diversified Income Fund	23

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $105,882,692) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International
	Australian Dollar	Buy	1/17/18	$32,614	$18,074	$14,540
	Brazilian Real	Buy	1/3/18	1,554,521	1,593,002	(38,481)
	Brazilian Real	Sell	1/3/18	1,554,521	1,558,138	3,617
	Brazilian Real	Sell	4/3/18	540,068	521,780	(18,288)
	British Pound	Sell	3/21/18	1,068,396	1,069,296	900
	Canadian Dollar	Buy	1/17/18	10,504	19,753	(9,249)
	Euro	Sell	3/21/18	2,564,398	2,517,554	(46,844)
	Japanese Yen	Sell	2/22/18	143,000	129,786	(13,214)
	New Zealand Dollar	Sell	1/17/18	2,050,007	1,978,383	(71,624)
	Norwegian Krone	Buy	3/21/18	1,254,911	1,257,721	(2,810)
	South African Rand	Buy	1/17/18	142,502	189,357	(46,855)
	Swedish Krona	Sell	3/21/18	2,053,153	2,017,151	(36,002)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/17/18	1,093,752	1,067,017	26,735
	Australian Dollar	Sell	1/17/18	1,093,752	1,088,328	(5,424)
	Canadian Dollar	Buy	1/17/18	1,080,412	1,070,419	9,993
	Canadian Dollar	Sell	1/17/18	1,080,412	1,059,316	(21,096)
	Euro	Buy	3/21/18	1,078,364	1,064,856	13,508
	Euro	Sell	3/21/18	1,078,846	1,064,146	(14,700)
	Japanese Yen	Sell	2/22/18	1,018,650	1,007,944	(10,706)
	Mexican Peso	Buy	1/17/18	268,912	261,170	7,742
	New Zealand Dollar	Sell	1/17/18	6,236	25,501	19,265
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/18	87,856	78,962	8,894
	British Pound	Sell	3/21/18	529,122	529,806	684
	Canadian Dollar	Buy	1/17/18	1,612,143	1,579,793	32,350
	Euro	Buy	3/21/18	267,723	275,698	(7,975)
	Japanese Yen	Sell	2/22/18	1,047,580	1,036,531	(11,049)
	New Zealand Dollar	Sell	1/17/18	218,669	165,770	(52,899)
	Norwegian Krone	Buy	3/21/18	935,138	928,049	7,089
	Swedish Krona	Sell	3/21/18	1,993,090	1,959,393	(33,697)
	Swiss Franc	Sell	3/21/18	4,746	8,432	3,686
Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	1/17/18	811,693	803,672	8,021
	Canadian Dollar	Buy	1/17/18	2,112,362	2,104,199	8,163
	Canadian Dollar	Sell	1/17/18	2,112,362	2,109,683	(2,679)
	Japanese Yen	Buy	2/22/18	262,677	276,208	(13,531)
	New Zealand Dollar	Sell	1/17/18	1,071,097	1,034,210	(36,887)
	Norwegian Krone	Buy	3/21/18	350,714	347,869	2,845
	Swedish Krona	Sell	3/21/18	2,065,045	2,026,207	(38,838)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	963,529	1,017,872	(54,343)
	British Pound	Sell	3/21/18	1,063,252	1,064,266	1,014
	Canadian Dollar	Buy	1/17/18	1,541,161	1,525,728	15,433
	Euro	Buy	3/21/18	1,161,055	1,145,320	15,735
	Japanese Yen	Sell	2/22/18	11,438	6,460	(4,978)
	New Zealand Dollar	Sell	1/17/18	1,276,303	1,154,999	(121,304)
	Norwegian Krone	Buy	3/21/18	1,469,179	1,457,481	11,698
	Swedish Krona	Sell	3/21/18	788,695	774,401	(14,294)

24	Putnam VT Diversified Income Fund

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $105,882,692) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG
	Australian Dollar	Buy	1/17/18	$3,253,791	$3,222,142	$31,649
	British Pound	Sell	3/21/18	1,344,936	1,346,149	1,213
	Canadian Dollar	Buy	1/17/18	1,102,614	1,109,847	(7,233)
	Euro	Buy	3/21/18	1,694,692	1,682,231	12,461
	Japanese Yen	Sell	2/22/18	1,040,764	999,512	(41,252)
	New Zealand Dollar	Sell	1/17/18	2,177,198	2,107,264	(69,934)
	Norwegian Krone	Buy	3/21/18	1,789,781	1,776,880	12,901
	Swedish Krona	Sell	3/21/18	1,058,721	1,041,482	(17,239)
WestPac Banking Corp.
	Australian Dollar	Buy	1/17/18	2,121,027	2,101,187	19,840
	Australian Dollar	Sell	1/17/18	2,121,027	2,109,294	(11,733)
	Canadian Dollar	Buy	1/17/18	33,263	32,847	416
	Canadian Dollar	Sell	1/17/18	33,263	32,775	(488)
	Japanese Yen	Buy	2/22/18	42,729	58,575	(15,846)
	New Zealand Dollar	Buy	1/17/18	1,079,883	1,077,576	2,307
	New Zealand Dollar	Sell	1/17/18	1,079,883	1,046,750	(33,133)
Unrealized appreciation						535,316
Unrealized (depreciation)						(1,434,984)
Total						$(899,668)

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/17	contracts	amount	Value	date	(depreciation)
Euro-OAT 10 yr
(Short)	12	$2,234,313	$2,234,311	Mar-18	$28,763
Unrealized appreciation					28,763
Unrealized (depreciation)					—
Total					$28,763

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/17 (premiums $5,470,643)
Counterparty
Fixed Obligation % to		Notional/
receive or (pay)/Floating	Expiration	Contract
rate index/Maturity date	date/strike	amount		Value
Bank of America N.A.
(2.2625)/3 month
USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	$22,382,600		$30,217
2.2625/3 month
USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	22,382,600		52,375
(1.9325)/3 month
USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	49,739,000		52,723
1.9325/3 month
USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	49,739,000		243,721
Citibank, N.A.
1.291/6 month
EUR-EURIBOR-Reuters/
Jul-23	Jul-18/1.291	EUR	5,422,000	1,626
2.505/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.505	$20,718,000		5,387
(2.05)/3 month
USD-LIBOR-BBA/Mar-19	Mar-18/2.05	29,843,000		5,670
2.675/3 month
USD-LIBOR-BBA/Feb-28	Feb-18/2.675	19,895,600		20,691
2.428/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.428	15,464,700		42,219
(2.398)/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.398	15,464,700		51,497

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/17
(premiums $5,470,643) cont.
Counterparty
Fixed Obligation % to		Notional/
receive or (pay)/Floating	Expiration	Contract
rate index/Maturity date	date/strike	amount		Value
Citibank, N.A. cont.
2.398/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.398	$15,464,700		$52,116
2.412/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.412	15,455,000		74,184
(2.428)/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.428	15,464,700		82,427
(2.412)/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.412	15,455,000		87,321
2.208/3 month
USD-LIBOR-BBA/May-24	May-19/2.208	9,947,800		172,694
Credit Suisse International
2.63625/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.63625	19,895,600		6,963
Goldman Sachs International
(0.185)/6 month
EUR-EURIBOR-Reuters/
Feb-23	Feb-18/0.185	EUR	13,640,000	1,473
2.68675/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.68675	$15,548,000		2,799
(2.357)/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.357	15,539,000		31,389
0.321/6 month
EUR-EURIBOR-Reuters/
Feb-23	Feb-18/0.321	EUR	13,640,000	48,280
(2.3025)/3 month
USD-LIBOR-BBA/Oct-19	Oct-18/2.3025	$39,791,200		53,718
(2.46)/3 month
USD-LIBOR-BBA/Mar-38	Mar-18/2.46	5,371,800		61,507
(2.01)/6 month
EUR-EURIBOR-Reuters/
Dec-37	Dec-27/2.01	EUR	3,410,000	281,413

Putnam VT Diversified Income Fund	25

WRITTEN SWAP OPTIONS OUTSTANDING at 12/31/17
(premiums $5,470,643) cont.
Counterparty
Fixed Obligation % to			Notional/
receive or (pay)/Floating	Expiration		Contract
rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International cont.
2.01/6 month
EUR-EURIBOR-Reuters/
Dec-37	Dec-27/2.01	EUR	3,410,000	$296,183
(1.6975)/3 month
GBP-LIBOR-BBA/Oct-38	Oct-18/1.6975	GBP	6,820,000	515,649
JPMorgan Chase Bank N.A.
(2.3205)/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.3205		$3,203,000	1,794
2.4115/3 month
USD-LIBOR-BBA/Jan-28	Jan-18/2.4115		3,203,000	6,566
(2.25)/3 month
USD-LIBOR-BBA/Aug-19	Aug-18/2.25		22,382,600	29,097
(1.919)/3 month
USD-LIBOR-BBA/Aug-20	Aug-19/1.919		49,739,000	51,231
2.25/3 month
USD-LIBOR-BBA/Aug-19	Aug-18/2.25		22,382,600	53,718
(6.00 Floor)/3 month
USD-LIBOR-BBA/Mar-18	Mar-18/6.00		8,886,000	99,363
(1.106)/3 month
GBP-LIBOR-BBA/Nov-27	Nov-22/1.106	GBP	3,751,000	102,200
1.919/3 month
USD-LIBOR-BBA/Aug-20	Aug-19/1.919		$49,739,000	248,198
(1.733)/6 month
EUR-EURIBOR-Reuters/
Sep-39	Sep-19/1.733	EUR	6,820,000	485,087
Morgan Stanley & Co. International PLC
(0.189)/6 month
EUR-EURIBOR-Reuters/
Feb-23	Feb-18/0.189	EUR	13,640,000	1,473
(2.01)/3 month
USD-LIBOR-BBA/Apr-19	Apr-18/2.01		$29,843,400	8,655
2.3675/3 month
USD-LIBOR-BBA/Mar-23	Mar-18/2.3675		17,050,000	42,625
0.325/6 month
EUR-EURIBOR-Reuters/
Feb-23	Feb-18/0.325	EUR	13,640,000	46,479
Total				$3,450,728

WRITTEN OPTIONS OUTSTANDING at 12/31/17 (premiums $802,613)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Barclays Bank PLC
USD/MXN (Call)	May-18/MXN 22.00	$12,565,300	$12,565,300	$156,350
JPMorgan Chase Bank N.A.
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/$100.86	11,000,000	11,000,000	8,921
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/100.80	11,000,000	11,000,000	9,889

WRITTEN OPTIONS OUTSTANDING at 12/31/17 (premiums $802,613) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/$100.70	$11,000,000	$11,000,000	$11,935
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/100.62	11,000,000	11,000,000	13,926
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/100.45	11,000,000	11,000,000	18,755
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/100.40	11,000,000	11,000,000	20,152
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/100.29	11,000,000	11,000,000	24,211
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Call)	Feb-18/100.21	11,000,000	11,000,000	27,181
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Put)	Jan-18/100.03	50,000,000	50,000,000	83,050
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Put)	Mar-18/98.84	11,000,000	11,000,000	21,373
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Put)	Mar-18/98.71	11,000,000	11,000,000	18,689
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Put)	Mar-18/98.59	11,000,000	11,000,000	16,335

26	Putnam VT Diversified Income Fund

WRITTEN OPTIONS OUTSTANDING at 12/31/17 (premiums $802,613) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Put)	Mar-18/$98.34	$11,000,000	$11,000,000	$12,441
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Put)	Mar-18/98.21	11,000,000	11,000,000	10,835

WRITTEN OPTIONS OUTSTANDING at 12/31/17 (premiums $802,613) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National
Mortgage
Association
30 yr 3.00% TBA
commitments
(Put)	Mar-18/$98.09	$11,000,000	$11,000,000	$9,416
Federal National
Mortgage
Association
30 yr 2.50% TBA
commitments
(Put)	Jan-18/96.60	3,000,000	3,000,000	5,694
USD/JPY (Put)	Jan-18/JPY 103.00	21,073,600	21,073,600	21
Total				$469,174

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/17
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.203)/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.203	$4,973,900	$(99,478)	$(8,704)
2.785/3 month USD-LIBOR-BBA/Jan-47 (Purchased)	Jan-27/2.785	2,984,300	(320,215)	(17,936)
2.647/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.647	4,973,900	(194,479)	(27,456)
(2.647)/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.647	4,973,900	(194,479)	(31,932)
2.5925/3 month USD-LIBOR-BBA/Jan-27 (Purchased)	Jan-19/2.5925	2,984,300	(105,197)	(32,201)
2.203/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.203	4,973,900	(99,478)	(50,784)
(2.5925)/3 month USD-LIBOR-BBA/Jan-27 (Purchased)	Jan-19/2.5925	2,984,300	(105,197)	(65,356)
(2.785)/3 month USD-LIBOR-BBA/Jan-47 (Purchased)	Jan-27/2.785	2,984,300	(320,215)	(75,891)
2.7175/3 month USD-LIBOR-BBA/Jan-47 (Written)	Jan-19/2.7175	2,984,300	269,632	160,944
(2.413)/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.413	4,973,900	191,246	77,793
(2.7175)/3 month USD-LIBOR-BBA/Jan-47 (Written)	Jan-19/2.7175	2,984,300	269,632	69,713
2.413/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.413	4,973,900	191,246	40,139
Barclays Bank PLC
(2.205)/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.205	4,973,900	(99,478)	(9,003)
2.43/3 month USD-LIBOR-BBA/Feb-22 (Purchased)	Feb-19/2.43	2,984,300	(41,631)	(16,235)
(2.43)/3 month USD-LIBOR-BBA/Feb-22 (Purchased)	Feb-19/2.43	2,984,300	(41,631)	(24,591)
2.205/3 month USD-LIBOR-BBA/Jun-24 (Purchased)	Jun-19/2.205	4,973,900	(99,478)	(50,634)
Citibank, N.A.
(2.34)/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-19/2.34	725,000	(13,449)	(638)
2.34/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-19/2.34	725,000	(13,449)	(2,864)
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	725,000	(93,344)	(4,459)
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	725,000	(93,344)	(12,833)
2.654/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.654	4,973,900	(194,479)	(26,710)
(2.654)/3 month USD-LIBOR-BBA/Jun-29 (Purchased)	Jun-24/2.654	4,973,900	(194,479)	(32,629)
(2.42)/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.42	4,973,900	191,495	76,648
2.42/3 month USD-LIBOR-BBA/Jun-29 (Written)	Jun-19/2.42	4,973,900	190,500	41,084
2.615/3 month USD-LIBOR-BBA/Nov-49 (Written)	Nov-19/2.615	725,000	58,000	10,223
(2.615)/3 month USD-LIBOR-BBA/Nov-49 (Written)	Nov-19/2.615	725,000	58,000	3,857
Goldman Sachs International
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	596,900	(75,359)	(1,421)
3.005/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/3.005	1,208,400	(109,964)	(2,888)
(2.47)/3 month USD-LIBOR-BBA/Nov-29 (Purchased)	Nov-19/2.47	1,208,400	(42,898)	(2,936)
2.7725/3 month USD-LIBOR-BBA/Nov-29 (Purchased)	Nov-19/2.7725	1,208,400	(58,003)	(4,652)
(2.7725)/3 month USD-LIBOR-BBA/Nov-29 (Purchased)	Nov-19/2.7725	1,208,400	(30,814)	(4,942)

Putnam VT Diversified Income Fund	27

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 12/31/17 cont.
Counterparty			Premium	Unrealized
Fixed right or obligation % to receive or (pay)/	Expiration	Contract	receivable/	appreciation/
Floating rate index/Maturity date	date/strike	amount	(payable)	(depreciation)
Goldman Sachs International cont.
2.725/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.725	$1,208,400	$(96,853)	$(5,522)
2.47/3 month USD-LIBOR-BBA/Nov-29 (Purchased)	Nov-19/2.47	1,208,400	(42,898)	(7,951)
(2.725)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.725	1,208,400	(96,853)	(9,123)
(3.005)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/3.005	1,208,400	(83,742)	(9,534)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175	596,900	(75,359)	(15,591)
2.875/3 month USD-LIBOR-BBA/Nov-39 (Written)	Nov-19/2.875	1,208,400	50,994	9,993
(2.584)/3 month USD-LIBOR-BBA/Nov-39 (Written)	Nov-19/2.584	1,208,400	72,323	9,184
2.584/3 month USD-LIBOR-BBA/Nov-39 (Written)	Nov-19/2.584	1,208,400	72,323	7,927
(2.875)/3 month USD-LIBOR-BBA/Nov-39 (Written)	Nov-19/2.875	1,208,400	99,210	3,130
JPMorgan Chase Bank N.A.
2.2525/3 month USD-LIBOR-BBA/Nov-29 (Purchased)	Nov-19/2.2525	1,208,400	(14,501)	9,812
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	1,208,400	(69,846)	6,405
(2.553)/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-19/2.553	725,000	(9,643)	(297)
2.553/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-19/2.553	725,000	(17,763)	(3,306)
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	725,000	(112,085)	(6,721)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902	725,000	(77,793)	(10,846)
2.8325/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	2,984,300	(416,683)	(18,353)
(2.2525)/3 month USD-LIBOR-BBA/Nov-29 (Purchased)	Nov-19/2.2525	1,208,400	(74,921)	(20,797)
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50	1,208,400	(125,674)	(21,824)
(2.8325)/3 month USD-LIBOR-BBA/Feb-52 (Purchased)	Feb-22/2.8325	2,984,300	(416,683)	(163,927)
2.79/3 month USD-LIBOR-BBA/Feb-49 (Written)	Feb-19/2.79	2,984,300	283,359	182,461
2.36/3 month USD-LIBOR-BBA/Nov-39 (Written)	Nov-19/2.36	1,208,400	131,716	41,629
(2.79)/3 month USD-LIBOR-BBA/Feb-49 (Written)	Feb-19/2.79	2,984,300	283,359	38,139
2.826/3 month USD-LIBOR-BBA/Nov-49 (Written)	Nov-19/2.826	725,000	40,673	7,011
(2.826)/3 month USD-LIBOR-BBA/Nov-49 (Written)	Nov-19/2.826	725,000	79,823	6,141
(2.36)/3 month USD-LIBOR-BBA/Nov-39 (Written)	Nov-19/2.36	1,208,400	19,939	(22,948)
Morgan Stanley & Co. International PLC
2.3388/3 month USD-LIBOR-BBA/Feb-28 (Purchased)	Feb-18/2.3388	30,866,000	(91,214)	4,939
(2.155)/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-19/2.155	725,000	(18,125)	(1,624)
2.155/3 month USD-LIBOR-BBA/Nov-24 (Purchased)	Nov-19/2.155	725,000	(9,498)	(1,639)
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	725,000	(78,010)	(1,856)
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505	725,000	(111,070)	(16,893)
(2.5012)/3 month USD-LIBOR-BBA/Feb-28 (Purchased)	Feb-18/2.5012	30,866,000	(88,979)	(18,520)
2.42/3 month USD-LIBOR-BBA/Feb-28 (Written)	Feb-18/2.42	15,433,000	90,789	16,359
2.43/3 month USD-LIBOR-BBA/Nov-49 (Written)	Nov-19/2.43	725,000	79,460	15,957
(2.43)/3 month USD-LIBOR-BBA/Nov-49 (Written)	Nov-19/2.43	725,000	40,310	123
(2.42)/3 month USD-LIBOR-BBA/Feb-28 (Written)	Feb-18/2.42	15,433,000	89,405	(7,408)
Unrealized appreciation				839,611
Unrealized (depreciation)				(872,375)
Total				$(32,764)

TBA SALE COMMITMENTS OUTSTANDING at 12/31/17	Principal	Settlement
(proceeds receivable $60,887,657)	amount	date	Value
Federal National Mortgage Association, 4.50%, 1/1/48	$3,000,000	1/11/18	$3,191,719
Federal National Mortgage Association, 4.00%, 1/1/48	3,000,000	1/11/18	3,137,813
Federal National Mortgage Association, 3.50%, 1/1/48	28,000,000	1/11/18	28,759,063
Federal National Mortgage Association, 3.00%, 1/1/48	26,000,000	1/11/18	26,006,094
Total			$61,094,689

28	Putnam VT Diversified Income Fund

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/17
			Upfront				Unrealized
Swap counterparty/			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
JPMorgan Chase Bank N.A.
MYR	3,250,000	$3,686	$—	12/12/22	3.925%—Quarterly	3 month MYR-KLIBOR-	$(3,902)
						BNM—Quarterly
Upfront premium received			—		Unrealized appreciation		—
Upfront premium (paid)			—		Unrealized (depreciation)		(3,902)
Total			$—		Total		$(3,902)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/17
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
	$3,816,000	$30,978 E	$(28)	10/27/27	3 month USD-LIBOR-BBA—	2.74875%—Semiannually	$30,951
					Quarterly
	3,494,000	6,544 E	15,737	3/21/28	3 month USD-LIBOR-BBA—	2.40%—Semiannually	9,193
					Quarterly
	118,105,300	119,641 E	(109,904)	3/21/20	2.10%—Semiannually	3 month USD-LIBOR-	9,737
						BBA—Quarterly
	37,553,800	43,713 E	(22,022)	3/21/23	2.30%—Semiannually	3 month USD-LIBOR-	(65,734)
						BBA—Quarterly
	86,563,300	226,363 E	(216,727)	3/21/28	2.45%—Semiannually	3 month USD-LIBOR-	(443,089)
						BBA—Quarterly
	5,048,700	358 E	76,068	3/21/48	3 month USD-LIBOR-BBA—	2.55%—Semiannually	76,426
					Quarterly
	1,859,000	6,278	(14)	12/20/27	2.3575%—Semiannually	3 month USD-LIBOR-	5,932
						BBA—Quarterly
	36,318,000	43,509 E	(7,967)	3/21/23	2.25%—Semiannually	3 month USD-LIBOR-	35,542
						BBA—Quarterly
	7,361,400	54,423 E	(60)	1/30/28	2.48875%—Semiannually	3 month USD-LIBOR-	(54,483)
						BBA—Quarterly
	2,033,000	13,139	(15)	12/27/27	3 month USD-LIBOR-BBA—	2.4685%—Semiannually	13,209
					Quarterly
	6,963,000	41,458 E	(57)	2/26/28	2.48%—Semiannually	3 month USD-LIBOR-	(41,515)
						BBA—Quarterly
AUD	4,194,000	8,557	(13)	11/3/22	2.427%—Semiannually	6 month AUD-BBR-	5,970
						BBSW—Semiannually
AUD	4,194,000	5,069	(13)	11/15/22	2.4525%—Semiannually	6 month AUD-BBR-	2,945
						BBSW—Semiannually
AUD	18,450,000	99,243 E	(48,172)	3/21/23	2.40%—Semiannually	6 month AUD-BBR-	51,071
						BBSW—Semiannually
AUD	4,345,000	24,223 E	(11,635)	3/21/28	6 month AUD-BBR-BBSW—	2.75%—Semiannually	(35,857)
					Semiannually
BRL	7,491,718	5,958	(21)	1/2/23	Brazil Cetip DI Interbank	0.00%—At maturity	4,936
					Deposit Rate—At maturity
BRL	3,391,342	122,872	(9)	1/2/23	0.00%—At maturity	Brazil Cetip DI Interbank	(122,881)
						Deposit Rate—At maturity
BRL	3,764,120	56,013	(10)	1/2/23	Brazil Cetip DI Interbank	0.00%—At maturity	55,564
					Deposit Rate—At maturity
BRL	14,561,702	113,097	(18)	1/2/19	0.00%—At maturity	Brazil Cetip DI Interbank	(111,413)
						Deposit Rate—At maturity
BRL	3,805,921	9,291	(15)	1/2/23	0.00%—At maturity	Brazil Cetip DI Interbank	(8,883)
						Deposit Rate—At maturity
BRL	6,343,440	8,196	(20)	1/4/21	Brazil Cetip DI Interbank	0.00%—At maturity	(8,216)
					Deposit Rate—At maturity
BRL	16,899,278	18,784	(1)	1/2/19	0.00%—At maturity	Brazil Cetip DI Interbank	(17,141)
						Deposit Rate—At maturity
BRL	5,203,324	16,966	(18)	1/4/21	Brazil Cetip DI Interbank	0.00%—At maturity	16,949
					Deposit Rate—At maturity
BRL	14,762,742	16,440	(18)	1/2/19	0.00%—At maturity	Brazil Cetip DI Interbank	(15,176)
						Deposit Rate—At maturity
CAD	4,114,000	32,847	(13)	11/2/22	3 month CAD-BA-CDOR—	2.02%—Semiannually	(26,907)
					Semiannually

Putnam VT Diversified Income Fund	29

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
CAD	4,114,000	$28,153	$(13)	11/14/22	3 month CAD-BA-CDOR—	2.0525%—Semiannually	$(23,269)
					Semiannually
CAD	19,632,000	138,283 E	(1,025)	3/21/23	3 month CAD-BA-CDOR—	2.10%—Semiannually	(139,308)
					Semiannually
CAD	89,000	801 E	(428)	3/21/28	3 month CAD-BA-CDOR—	2.30%—Semiannually	(1,230)
					Semiannually
CHF	7,668,000	567	(18)	9/29/19	—	0.528% plus 6 month	(2,140)
						CHF-LIBOR-BBA —
						Semiannually
CHF	7,668,000	425	(18)	10/2/19	—	0.526% plus 6 month	(2,240)
						CHF-LIBOR-BBA —
						Semiannually
CHF	15,975,000	2,721	(37)	10/6/19	—	0.53% plus 6 month	(2,438)
						CHF-LIBOR-BBA—
						Semiannually
CHF	15,629,000	40,626 E	(16,772)	3/21/23	—	0.15% plus 6 month	23,854
						CHF-LIBOR-BBA—
						Semiannually
CHF	581,000	3,345 E	(60)	3/21/28	6 month CHF-LIBOR-BBA—	0.25%—Annually	(3,405)
					Semiannually
EUR	3,103,000	428 E	(12)	2/18/20	—	0.124% plus 1 day EUR-	(440)
						EURIBOR-REUTERS —
						Annually
EUR	3,103,000	1,188 E	(12)	2/18/20	—	0.104% plus 1 day EUR-	(1,200)
						EURIBOR-REUTERS —
						Annually
EUR	9,956,000	2,019	(87)	4/26/22	0.21%—Annually	6 month EUR-EURIBOR-	(20,539)
						REUTERS—Semiannually
EUR	9,970,000	3,589	(88)	5/4/22	0.21%—Annually	6 month EUR-EURIBOR-	(17,559)
						REUTERS—Semiannually
EUR	2,872,000	28,023 E	(24)	10/27/27	1.61375%—Annually	6 month EUR-EURIBOR-	(28,047)
						REUTERS—Semiannually
EUR	817,000	5,054 E	(17)	12/20/47	1.85%—Annually	6 month EUR-EURIBOR-	5,037
						REUTERS—Semiannually
EUR	1,119,000	6,564 E	(24)	12/20/67	6 month EUR-EURIBOR-	1.41%—Annually	(6,588)
					REUTERS—Semiannually
EUR	9,545,000	66,631 E	7,771	3/21/23	6 month EUR-EURIBOR-	0.25%—Annually	(58,860)
					REUTERS—Semiannually
EUR	33,146,000	305,077 E	(15,731)	3/21/28	6 month EUR-EURIBOR-	0.85%—Annually	(320,808)
					REUTERS—Semiannually
GBP	1,405,000	57,981 E	(26)	1/19/32	1.912%—Semiannually	6 month GBP-LIBOR-	(58,007)
						BBA—Semiannually
GBP	6,390,000	3,736	(20)	9/15/19	6 month GBP-LIBOR-BBA—	0.766%—Semiannually	11,133
					Semiannually
GBP	1,278,000	40,478 E	(16)	9/22/32	1.863%—Semiannually	6 month GBP-LIBOR-	(40,494)
						BBA—Semiannually
GBP	6,390,000	11,449	7,934	12/20/19	6 month GBP-LIBOR-BBA—	0.85%—Semiannually	20,164
					Semiannually
GBP	10,617,000	21,559 E	20,402	3/21/23	1.10%—Semiannually	6 month GBP-LIBOR-	(1,157)
						BBA—Semiannually
GBP	2,528,000	16,827 E	24,947	3/21/28	1.35%—Semiannually	6 month GBP-LIBOR-	8,120
						BBA—Semiannually
INR	54,940,000	1,633	—	12/22/22	6.715%—Semiannually	INR-FBIL-MIBOR-	(2,500)
						OIS-Compound—
						Semiannually
JPY	308,000,000	4,647	(11)	12/19/22	6 month JPY-LIBOR-BBA—	0.09%—Semiannually	(4,589)
					Semiannually
JPY	155,000,000	4,629	(10)	12/19/27	0.29%—Semiannually	6 month JPY-LIBOR-BBA—	4,486
						Semiannually
KRW	439,470,000	870	(6)	12/13/27	2.1725%—Quarterly	3 month KRW-CD-KSDA-	756
						BLOOMBERG—Quarterly

30	Putnam VT Diversified Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
			Upfront				Unrealized
			premium	Termination	Payments	Payments	appreciation/
Notional amount		Value	received (paid)	date	made by fund	received by fund	(depreciation)
MXN	32,807,000	$180,399	$—	1/1/26	1 month MXN-TIIE-	6.16%—28 Days	$(181,487)
					BANXICO—28 Days
MXN	33,655,000	110,863	—	10/6/21	1 month MXN-TIIE-	5.93%—28 Days	(112,699)
					BANXICO—28 Days
MXN	7,880,000	3,923	(5)	12/24/26	8.12%—28 Days	1 month MXN-TIIE-	(4,135)
						BANXICO—28 Days
MXN	9,640,000	7,349	(6)	1/7/27	8.20%—28 Days	1 month MXN-TIIE-	(7,444)
						BANXICO—28 Days
NOK	115,096,000	127,732 E	(71,315)	3/21/23	1.40%—Annually	6 month NOK-NIBOR-	56,417
						NIBR—Semiannually
NOK	40,706,000	34,541 E	(7,065)	3/21/28	6 month NOK-NIBOR-NIBR—	1.90%—Annually	(41,606)
					Semiannually
NZD	10,562,000	13,391 E	(48,422)	3/21/28	3 month NZD-BBR-FRA—	3.20%—Semiannually	(35,031)
					Quarterly
NZD	3,368,000	4,857 E	162	3/21/23	2.70%—Semiannually	3 month NZD-BBR-FRA—	5,019
						Quarterly
SEK	63,093,000	7,553	(17)	11/10/19	—	0.245% plus 3 month SEK-	4,418
						STIBOR-SIDE—Quarterly
SEK	12,926,000	8,849	(11)	11/10/27	3 month SEK-STIBOR-SIDE—	1.125%—Annually	(5,229)
					Quarterly
SEK	63,093,000	7,699	(17)	11/10/19	—	0.246% plus 3 month SEK-	4,574
						STIBOR-SIDE—Quarterly
SEK	12,926,000	8,104	(11)	11/10/27	3 month SEK-STIBOR-SIDE—	1.13%—Annually	(4,473)
					Quarterly
SEK	63,093,000	4,269	(17)	11/13/19	—	0.2225% plus 3 month	1,085
						SEK-STIBOR-SIDE—
						Quarterly
SEK	12,926,000	3,826	(11)	11/13/27	3 month SEK-STIBOR-SIDE—	1.16%—Annually	(347)
					Quarterly
SEK	12,926,000	4,198	(11)	11/13/27	3 month SEK-STIBOR-SIDE—	1.1575%—Annually	(724)
					Quarterly
SEK	63,093,000	5,353	(17)	11/13/19	—	0.23% plus 3 month SEK-	2,245
						STIBOR-SIDE—Quarterly
SEK	20,117,000	21,932 E	17,718	3/21/23	3 month SEK-STIBOR-SIDE—	0.40%—Annually	(4,214)
					Quarterly
SEK	63,124,000	84,092 E	26,789	3/21/28	3 month SEK-STIBOR-SIDE—	1.15%—Annually	(57,304)
					Quarterly
ZAR	33,140,000	31,068	(5)	10/31/20	3 month ZAR-JIBAR-SAFEX—	7.48%—Quarterly	32,845
					Quarterly
ZAR	12,750,000	32,501	(6)	10/31/27	8.365%—Quarterly	3 month ZAR-JIBAR-	(34,605)
						SAFEX—Quarterly
Total			$(380,633)				$(1,676,833)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$118,399	$116,671	$—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index 4.00%	$(711)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
131,606	131,508	—	1/12/40	4.00% (1 month USD-	Synthetic MBX Index 4.00%	61
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
65,944	64,396	—	1/12/39	6.00% (1 month USD-	Synthetic TRS Index 6.00%	(753)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
113,776	113,692	—	1/12/40	4.00% (1 month USD-	Synthetic MBX Index 4.00%	53
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly

Putnam VT Diversified Income Fund	31

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$10,422	$10,206	$—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index 6.50%	$(93)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
158,234	157,646	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index	(333)
				LIBOR)—Monthly	5.00% 30 year Ginnie Mae II
					pools—Monthly
755,486	754,924	—	1/12/40	4.00% (1 month USD-	Synthetic MBX Index 4.00%	349
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
639,009	636,777	—	1/12/40	4.50% (1 month USD-	Synthetic MBX Index 4.50%	(1,331)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
401,813	400,482	—	1/12/39	(6.00%) 1 month USD-	Synthetic MBX Index 6.00%	529
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
98,663	96,152	—	1/12/41	5.00% (1 month USD-	Synthetic TRS Index 5.00%	(1,474)
				LIBOR)—Monthly	30 year Ginnie Mae II
					pools—Monthly
59,371	57,860	—	1/12/41	5.00% (1 month USD-	Synthetic TRS Index 5.00%	(887)
				LIBOR)—Monthly	30 year Ginnie Mae II
					pools—Monthly
75,331	73,414	—	1/12/41	5.00% (1 month USD-	Synthetic TRS Index 5.00%	(1,126)
				LIBOR)—Monthly	30 year Ginnie Mae II
					pools—Monthly
117,085	114,653	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index 6.50%	(1,043)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
16,796	16,447	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index 6.50%	(150)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
205,601	201,131	—	1/12/41	(5.00%) 1 month USD-	Synthetic TRS Index 5.00%	2,276
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
95,501	93,770	—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index 4.00%	872
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
156,047	154,159	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index 3.50%	618
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
1,257,198	1,252,326	—	1/12/40	5.00% (1 month USD-	Synthetic MBX Index 5.00%	(2,833)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
10,494,719	10,457,098	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index 5.00%	(20,628)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
6,720,498	6,705,051	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	890
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
Citibank, N.A.
626,406	624,161	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index 5.00%	(1,231)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
379,590	378,229	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index 5.00%	(746)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
980,265	976,751	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index 5.00%	(1,927)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly

32	Putnam VT Diversified Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International
$411,703	$410,227	$—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index 5.00%	$(809)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
456,829	455,779	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	61
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
137,211	133,719	—	1/12/41	5.00% (1 month USD-	Synthetic TRS Index 5.00%	(2,050)
				LIBOR)—Monthly	30 year Ginnie Mae II
					pools—Monthly
144,729	141,582	—	1/12/41	(5.00%) 1 month USD-	Synthetic TRS Index 5.00%	1,602
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
159,458	155,991	—	1/12/41	(5.00%) 1 month USD-	Synthetic TRS Index 5.00%	1,765
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
134,153	130,738	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index	(2,005)
				LIBOR)—Monthly	5.00% 30 year Ginnie Mae II
					pools—Monthly
255,874	249,362	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index	(3,823)
				LIBOR)—Monthly	5.00% 30 year Ginnie Mae II
					pools—Monthly
115,630	113,630	—	1/12/44	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(1,065)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
57,873	56,872	—	1/12/44	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(533)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
75,421	74,117	—	1/12/44	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(694)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
103,548	102,295	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(410)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
83,148	82,142	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(329)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
199,264	196,854	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(789)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
543,794	533,548	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(5,358)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
222,783	218,585	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(2,195)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
217,732	213,746	—	1/12/45	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(2,197)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
225,208	221,128	—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index 4.00%	2,056
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
Deutsche Bank AG
456,829	455,779	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	61
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly

Putnam VT Diversified Income Fund	33

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$121,099	$118,256	$—	1/12/39	6.00% (1 month USD-	Synthetic TRS Index 6.00%	$(1,383)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
48,568	47,559	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index 6.50%	(433)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
293,874	289,585	—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(1,765)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
293,874	289,585	—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(1,765)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
319,947	319,211	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	42
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
120,188	119,911	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	16
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
17,710	17,295	—	1/12/39	6.00% (1 month USD-	Synthetic TRS Index 6.00%	(202)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
175,372	172,430	—	1/12/40	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(1,354)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
46,459	45,368	—	1/12/39	6.00% (1 month USD-	Synthetic TRS Index 6.00%	(531)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
92,909	90,727	—	1/12/39	6.00% (1 month USD-	Synthetic TRS Index 6.00%	(1,061)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
223,390	222,876	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	30
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
438,307	437,299	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	58
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
268,034	267,418	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	35
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
20,557	20,510	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	3
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
54,778	54,652	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index 6.50%	7
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
3,445	3,373	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index 6.50%	(31)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
65,870	64,502	—	1/12/38	6.50% (1 month USD-	Synthetic TRS Index 6.50%	(587)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
382,657	377,073	—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(2,299)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
47,445	46,331	—	1/12/39	6.00% (1 month USD-	Synthetic TRS Index 6.00%	(542)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
330,782	325,955	—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(1,987)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly

34	Putnam VT Diversified Income Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17 cont.
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$211,684	$207,082	$—	1/12/41	(5.00%) 1 month USD-	Synthetic TRS Index 5.00%	$2,343
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
238,581	234,455	—	1/12/44	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(2,197)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
190,470	187,176	—	1/12/44	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(1,754)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
116,908	114,886	—	1/12/44	3.50% (1 month USD-	Synthetic TRS Index 3.50%	(1,076)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
221,118	216,952	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(2,179)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
146,088	144,322	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index 3.50%	579
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
397,908	390,411	—	1/12/45	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(3,920)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
158,664	153,836	—	1/12/44	(3.00%) 1 month USD-	Synthetic TRS Index 3.00%	3,633
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
536,054	526,343	—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index 4.00%	4,893
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
JPMorgan Chase Bank N.A.
446,952	438,855	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(4,080)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
339,328	333,180	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(3,097)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
70,483	69,206	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(643)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
211,684	207,082	—	1/12/41	(5.00%) 1 month USD-	Synthetic TRS Index 5.00%	2,343
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
JPMorgan Securities LLC
186,886	183,469	—	1/12/44	4.00% (1 month USD-	Synthetic TRS Index 4.00%	(1,791)
				LIBOR)—Monthly	30 year Fannie Mae pools—
					Monthly
83,824	82,811	—	1/12/43	(3.50%) 1 month USD-	Synthetic TRS Index 3.50%	332
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
1,419,586	1,398,870	—	1/12/42	(4.00%) 1 month USD-	Synthetic TRS Index 4.00%	8,526
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
495,513	482,902	—	1/12/41	(5.00%) 1 month USD-	Synthetic MBX Index	7,404
				LIBOR—Monthly	5.00% 30 year Ginnie Mae II
					pools—Monthly
794,882	781,136	—	1/12/44	(3.50%) 1 month USD-	Synthetic TRS Index 3.50%	7,318
				LIBOR—Monthly	30 year Fannie Mae pools—
					Monthly
Upfront premium received		—		Unrealized appreciation		48,755
Upfront premium (paid)		—		Unrealized (depreciation)		(92,200)
Total		$—		Total		$(43,445)

Putnam VT Diversified Income Fund	35

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/17
			Upfront		Payments	Total return	Unrealized
			premium	Termination	received (paid)	received by	appreciation/
Notional amount		Value	received (paid)	date	by fund	or paid by fund	(depreciation)
EUR	6,295,000	$109,066	$—	7/15/27	(1.40%)—At maturity	Eurostat Eurozone HICP	$109,066
						excluding tobacco—At
						maturity
EUR	6,295,000	198,170	—	7/15/37	1.71%—At maturity	Eurostat Eurozone HICP	(198,170)
						excluding tobacco—At
						maturity
EUR	2,361,000	42,034	(31)	8/15/27	(1.42%)—At maturity	Eurostat Eurozone HICP	42,003
						excluding tobacco—At
						maturity
EUR	2,361,000	82,484	(57)	8/15/37	1.71%—At maturity	Eurostat Eurozone HICP	(82,541)
						excluding tobacco—At
						maturity
EUR	3,935,000	66,293	(51)	8/15/27	(1.4275%)—At maturity	Eurostat Eurozone HICP	66,243
						excluding tobacco—At
						maturity
EUR	3,935,000	133,701	(94)	8/15/37	1.7138%—At maturity	Eurostat Eurozone HICP	(133,796)
						excluding tobacco—At
						maturity
EUR	3,148,000	47,550	(41)	9/15/27	(1.4475%)—At maturity	Eurostat Eurozone HICP	47,510
						excluding tobacco—At
						maturity
EUR	3,148,000	93,643	(76)	9/15/37	1.735%—At maturity	Eurostat Eurozone HICP	(93,719)
						excluding tobacco—At
						maturity
EUR	6,295,000	50,077	(45)	10/15/22	(1.3013%)—At maturity	Eurostat Eurozone HICP	50,032
						excluding tobacco—At
						maturity
EUR	3,148,000	24,317	(22)	10/15/22	(1.305%)—At maturity	Eurostat Eurozone HICP	24,295
						excluding tobacco—At
						maturity
	$2,544,000	25,137	—	7/3/22	(1.9225%)—At maturity	USA Non Revised	25,137
						Consumer Price Index-
						Urban (CPI-U)—At maturity
	2,544,000	34,179	—	7/3/27	2.085%—At maturity	USA Non Revised	(34,179)
						Consumer Price Index-
						Urban (CPI-U)—At maturity
	2,927,000	33,857	—	7/5/22	(1.89%)—At maturity	USA Non Revised	33,857
						Consumer Price Index-
						Urban (CPI-U)—At maturity
	2,927,000	49,730	—	7/5/27	2.05%—At maturity	USA Non Revised	(49,730)
						Consumer Price Index-
						Urban (CPI-U)—At maturity
	2,833,000	4,589	(17)	12/21/22	(2.068%)—At maturity	USA Non Revised	4,572
						Consumer Price Index-
						Urban (CPI-U)—At maturity
	2,833,000	8,556	(31)	12/21/27	2.1939%—At maturity	USA Non Revised	(8,586)
						Consumer Price Index-
						Urban (CPI-U)—At maturity
	2,833,000	6,615	(17)	12/6/22	(2.05%)—At maturity	USA Non Revised	6,598
						Consumer Price Index-
						Urban (CPI-U)—At maturity
	2,833,000	8,689	(31)	12/6/27	2.19%—At maturity	USA Non Revised	(8,719)
						Consumer Price Index-
						Urban (CPI-U)—At maturity
Total			$(513)				$(200,127)

36	Putnam VT Diversified Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 12/31/17
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	BBB–/P	$5,468	$80,000	$11,704	5/11/63	300 bp—Monthly	$(6,189)
CMBX NA BBB–.6 Index	BBB–/P	10,546	175,000	25,603	5/11/63	300 bp—Monthly	(14,954)
CMBX NA BBB–.6 Index	BBB–/P	21,545	349,000	51,059	5/11/63	300 bp—Monthly	(29,310)
CMBX NA BBB–.6 Index	BBB–/P	20,577	361,000	52,814	5/11/63	300 bp—Monthly	(32,027)
Citigroup Global Markets, Inc.
CMBX NA BBB–.6 Index	BBB–/P	19,323	114,000	16,678	5/11/63	300 bp—Monthly	2,711
CMBX NA BBB–.6 Index	BBB–/P	20,790	153,000	22,384	5/11/63	300 bp—Monthly	(1,505)
Credit Suisse International
CMBX NA BBB–.6 Index	BBB–/P	30,050	206,000	30,138	5/11/63	300 bp—Monthly	32
CMBX NA BBB–.6 Index	BBB–/P	38,606	249,000	36,429	5/11/63	300 bp—Monthly	2,323
CMBX NA BBB–.6 Index	BBB–/P	60,099	412,000	60,276	5/11/63	300 bp—Monthly	64
CMBX NA BBB–.6 Index	BBB–/P	6,647	58,000	8,485	5/11/63	300 bp—Monthly	(1,804)
CMBX NA BBB–.6 Index	BBB–/P	16,463	130,000	19,019	5/11/63	300 bp—Monthly	(2,480)
CMBX NA BBB–.6 Index	BBB–/P	48,130	319,000	46,670	5/11/63	300 bp—Monthly	1,647
CMBX NA BBB–.6 Index	BBB–/P	120,552	799,000	116,894	5/11/63	300 bp—Monthly	4,124
CMBX NA BBB–.6 Index	BBB–/P	402,021	3,760,000	550,088	5/11/63	300 bp—Monthly	(145,873)
CMBX NA BBB–.7 Index	BBB–/P	34,676	528,000	61,670	1/17/47	300 bp—Monthly	(26,686)
CMBX NA BBB–.7 Index	BBB–/P	415,622	5,623,000	656,766	1/17/47	300 bp—Monthly	(237,863)
Goldman Sachs International
CMBX NA BBB–.6 Index	BBB–/P	34,392	222,000	32,479	5/11/63	300 bp—Monthly	2,043
CMBX NA BBB–.6 Index	BBB–/P	5,978	69,000	10,095	5/11/63	300 bp—Monthly	(4,076)
CMBX NA BBB–.6 Index	BBB–/P	8,842	79,000	11,558	5/11/63	300 bp—Monthly	(2,670)
CMBX NA BBB–.6 Index	BBB–/P	9,574	87,000	12,728	5/11/63	300 bp—Monthly	(3,103)
CMBX NA BBB–.6 Index	BBB–/P	8,117	94,000	13,752	5/11/63	300 bp—Monthly	(5,580)
CMBX NA BBB–.6 Index	BBB–/P	16,293	98,000	14,337	5/11/63	300 bp—Monthly	2,012
CMBX NA BBB–.6 Index	BBB–/P	8,608	102,000	14,923	5/11/63	300 bp—Monthly	(6,256)
CMBX NA BBB–.6 Index	BBB–/P	8,150	103,000	15,069	5/11/63	300 bp—Monthly	(6,859)
CMBX NA BBB–.6 Index	BBB–/P	16,916	113,000	16,532	5/11/63	300 bp—Monthly	450
CMBX NA BBB–.6 Index	BBB–/P	16,910	115,000	16,825	5/11/63	300 bp—Monthly	153
CMBX NA BBB–.6 Index	BBB–/P	13,259	119,000	17,410	5/11/63	300 bp—Monthly	(4,081)
CMBX NA BBB–.6 Index	BBB–/P	13,309	123,000	17,995	5/11/63	300 bp—Monthly	(4,614)
CMBX NA BBB–.6 Index	BBB–/P	13,360	123,000	17,995	5/11/63	300 bp—Monthly	(4,563)
CMBX NA BBB–.6 Index	BBB–/P	10,857	131,000	19,165	5/11/63	300 bp—Monthly	(8,232)
CMBX NA BBB–.6 Index	BBB–/P	15,957	143,000	20,921	5/11/63	300 bp—Monthly	(4,881)
CMBX NA BBB–.6 Index	BBB–/P	15,957	143,000	20,921	5/11/63	300 bp—Monthly	(4,881)
CMBX NA BBB–.6 Index	BBB–/P	12,743	151,000	22,091	5/11/63	300 bp—Monthly	(9,261)
CMBX NA BBB–.6 Index	BBB–/P	21,242	153,000	22,384	5/11/63	300 bp—Monthly	(1,053)
CMBX NA BBB–.6 Index	BBB–/P	25,922	172,000	25,164	5/11/63	300 bp—Monthly	859
CMBX NA BBB–.6 Index	BBB–/P	20,787	192,000	28,090	5/11/63	300 bp—Monthly	(7,191)
CMBX NA BBB–.6 Index	BBB–/P	14,034	206,000	30,138	5/11/63	300 bp—Monthly	(15,984)
CMBX NA BBB–.6 Index	BBB–/P	31,126	222,000	32,479	5/11/63	300 bp—Monthly	(1,223)
CMBX NA BBB–.6 Index	BBB–/P	11,031	228,000	33,356	5/11/63	300 bp—Monthly	(22,193)
CMBX NA BBB–.6 Index	BBB–/P	11,164	229,000	33,503	5/11/63	300 bp—Monthly	(22,205)
CMBX NA BBB–.6 Index	BBB–/P	11,359	229,000	33,503	5/11/63	300 bp—Monthly	(22,010)
CMBX NA BBB–.6 Index	BBB–/P	28,369	233,000	34,088	5/11/63	300 bp—Monthly	(5,583)
CMBX NA BBB–.6 Index	BBB–/P	12,206	234,000	34,234	5/11/63	300 bp—Monthly	(21,892)
CMBX NA BBB–.6 Index	BBB–/P	32,901	315,000	46,085	5/11/63	300 bp—Monthly	(12,999)
CMBX NA BBB–.6 Index	BBB–/P	37,501	342,000	50,035	5/11/63	300 bp—Monthly	(12,335)
CMBX NA BBB–.6 Index	BBB–/P	42,332	384,000	56,179	5/11/63	300 bp—Monthly	(13,623)
CMBX NA BBB–.7 Index	BBB–/P	8,225	118,000	13,782	1/17/47	300 bp—Monthly	(5,489)
CMBX NA BBB–.7 Index	BBB–/P	197,205	2,668,000	311,622	1/17/47	300 bp—Monthly	(112,861)

Putnam VT Diversified Income Fund	37

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION SOLD at 12/31/17 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC
CMBX NA BBB–.6 Index	BBB–/P	$30,015	$206,000	$30,138	5/11/63	300 bp—Monthly	$(3)
CMBX NA BBB–.6 Index	BBB–/P	60,980	411,000	60,129	5/11/63	300 bp—Monthly	1,090
CMBX NA BBB–.6 Index	BBB–/P	6,331	49,000	7,169	5/11/63	300 bp—Monthly	(809)
CMBX NA BBB–.6 Index	BBB–/P	5,697	50,000	7,315	5/11/63	300 bp—Monthly	(1,589)
CMBX NA BBB–.6 Index	BBB–/P	8,667	58,000	8,485	5/11/63	300 bp—Monthly	216
CMBX NA BBB–.6 Index	BBB–/P	8,071	62,000	9,071	5/11/63	300 bp—Monthly	(964)
CMBX NA BBB–.6 Index	BBB–/P	7,875	63,000	9,217	5/11/63	300 bp—Monthly	(1,305)
CMBX NA BBB–.6 Index	BBB–/P	10,040	90,000	13,167	5/11/63	300 bp—Monthly	(3,075)
CMBX NA BBB–.6 Index	BBB–/P	16,004	103,000	15,069	5/11/63	300 bp—Monthly	996
CMBX NA BBB–.6 Index	BBB–/P	16,286	124,000	18,141	5/11/63	300 bp—Monthly	(1,782)
CMBX NA BBB–.6 Index	BBB–/P	13,688	125,000	18,288	5/11/63	300 bp—Monthly	(4,527)
CMBX NA BBB–.6 Index	BBB–/P	16,923	129,000	18,873	5/11/63	300 bp—Monthly	(1,874)
CMBX NA BBB–.6 Index	BBB–/P	19,893	179,000	26,188	5/11/63	300 bp—Monthly	(6,191)
CMBX NA BBB–.6 Index	BBB–/P	31,972	188,000	27,504	5/11/63	300 bp—Monthly	4,577
CMBX NA BBB–.6 Index	BBB–/P	32,237	188,000	27,504	5/11/63	300 bp—Monthly	4,842
CMBX NA BBB–.6 Index	BBB–/P	21,423	191,000	27,943	5/11/63	300 bp—Monthly	(6,409)
CMBX NA BBB–.6 Index	BBB–/P	21,088	192,000	28,090	5/11/63	300 bp—Monthly	(6,889)
CMBX NA BBB–.6 Index	BBB–/P	27,772	197,000	28,821	5/11/63	300 bp—Monthly	(934)
CMBX NA BBB–.6 Index	BBB–/P	23,606	208,000	30,430	5/11/63	300 bp—Monthly	(6,703)
CMBX NA BBB–.6 Index	BBB–/P	34,093	231,000	33,795	5/11/63	300 bp—Monthly	433
CMBX NA BBB–.6 Index	BBB–/P	35,180	232,000	33,942	5/11/63	300 bp—Monthly	1,374
CMBX NA BBB–.6 Index	BBB–/P	31,908	270,000	39,501	5/11/63	300 bp—Monthly	(7,436)
CMBX NA BBB–.6 Index	BBB–/P	29,242	278,000	40,671	5/11/63	300 bp—Monthly	(11,268)
CMBX NA BBB–.6 Index	BBB–/P	31,696	288,000	42,134	5/11/63	300 bp—Monthly	(10,270)
CMBX NA BBB–.6 Index	BBB–/P	33,035	315,000	46,085	5/11/63	300 bp—Monthly	(12,866)
CMBX NA BBB–.6 Index	BBB–/P	43,848	395,000	57,789	5/11/63	300 bp—Monthly	(13,710)
CMBX NA BBB–.6 Index	BBB–/P	70,994	446,000	65,250	5/11/63	300 bp—Monthly	6,005
CMBX NA BBB–.6 Index	BBB–/P	70,494	466,000	68,176	5/11/63	300 bp—Monthly	2,590
CMBX NA BBB–.6 Index	BBB–/P	52,979	480,000	70,224	5/11/63	300 bp—Monthly	(16,965)
CMBX NA BBB–.6 Index	BBB–/P	77,596	560,000	81,928	5/11/63	300 bp—Monthly	(4,005)
CMBX NA BBB–.6 Index	BBB–/P	395,490	2,248,000	328,882	5/11/63	300 bp—Monthly	67,919
CMBX NA BBB–.6 Index	BBB–/P	400,347	3,343,000	489,081	5/11/63	300 bp—Monthly	(86,783)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.6 Index	BBB–/P	30,343	205,000	29,992	5/11/63	300 bp—Monthly	471
CMBX NA BBB–.6 Index	BBB–/P	30,298	205,000	29,992	5/11/63	300 bp—Monthly	426
CMBX NA BBB–.6 Index	BBB–/P	30,013	206,000	30,138	5/11/63	300 bp—Monthly	(5)
CMBX NA BBB–.6 Index	BBB–/P	60,891	411,000	60,129	5/11/63	300 bp—Monthly	1,001
CMBX NA BBB–.6 Index	BBB–/P	60,834	411,000	60,129	5/11/63	300 bp—Monthly	944
CMBX NA BBB–.6 Index	BBB–/P	60,246	412,000	60,276	5/11/63	300 bp—Monthly	211
CMBX NA BBB–.6 Index	BBB–/P	90,712	616,000	90,121	5/11/63	300 bp—Monthly	951
CMBX NA BBB–.6 Index	BBB–/P	89,899	617,000	90,267	5/11/63	300 bp—Monthly	(8)
CMBX NA BBB–.6 Index	BBB–/P	121,341	822,000	120,259	5/11/63	300 bp—Monthly	1,562
CMBX NA BBB–.6 Index	BBB–/P	19,323	114,000	16,678	5/11/63	300 bp—Monthly	2,711
Upfront premium received		4,285,111	Unrealized appreciation				114,737
Upfront premium (paid)		—	Unrealized (depreciation)				(1,050,759)
Total		$4,285,111	Total				$(936,022)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

38	Putnam VT Diversified Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 12/31/17
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.7 Index	$(17,747)	$113,000	$21,188	1/17/47	(500 bp)—Monthly	$3,330
CMBX NA BB.7 Index	(18,452)	113,000	21,188	1/17/47	(500 bp)—Monthly	2,626
Credit Suisse International
CMBX NA BB.7 Index	(26,723)	1,514,000	360,029	5/11/63	(500 bp)—Monthly	331,835
CMBX NA BB.7 Index	(234,066)	1,423,000	266,813	1/17/47	(500 bp)—Monthly	31,364
CMBX NA BB.7 Index	(25,825)	140,000	26,250	1/17/47	(500 bp)—Monthly	289
Goldman Sachs International
CMBX NA BB.6 Index	(92,376)	903,000	214,733	5/11/63	(500 bp)—Monthly	121,479
CMBX NA BB.7 Index	(27,088)	179,000	33,563	1/17/47	(500 bp)—Monthly	6,301
CMBX NA BB.6 Index	(47,339)	324,000	77,047	5/11/63	(500 bp)—Monthly	29,393
CMBX NA BB.7 Index	(74,898)	443,000	83,063	1/17/47	(500 bp)—Monthly	7,734
CMBX NA BB.7 Index	(35,390)	216,000	40,500	1/17/47	(500 bp)—Monthly	4,900
CMBX NA BB.7 Index	(26,396)	130,000	24,375	1/17/47	(500 bp)—Monthly	(2,148)
CMBX NA BB.7 Index	(6,572)	36,000	6,750	1/17/47	(500 bp)—Monthly	143
JPMorgan Securities LLC
CMBX NA BB.6 Index	(34,942)	241,000	57,310	5/11/63	(500 bp)—Monthly	22,133
CMBX NA BB.6 Index	(28,120)	200,000	47,560	5/11/63	(500 bp)—Monthly	19,245
CMBX NA BB.6 Index	(28,477)	198,000	47,084	5/11/63	(500 bp)—Monthly	18,415
CMBX NA BB.6 Index	(798)	6,000	1,427	5/11/63	(500 bp)—Monthly	623
CMBX NA BB.7 Index	(40,618)	260,000	48,750	1/17/47	(500 bp)—Monthly	7,880
CMBX NA BB.7 Index	(41,089)	253,000	47,438	1/17/47	(500 bp)—Monthly	6,103
CMBX NA BB.7 Index	(35,690)	228,000	42,750	1/17/47	(500 bp)—Monthly	6,838
CMBX NA BB.7 Index	(29,082)	182,000	34,125	1/17/47	(500 bp)—Monthly	4,866
CMBX NA BB.7 Index	(21,373)	130,000	24,375	1/17/47	(500 bp)—Monthly	2,875
CMBX NA BB.7 Index	(17,747)	113,000	21,188	1/17/47	(500 bp)—Monthly	3,330
CMBX NA BB.7 Index	(6,379)	42,000	7,875	1/17/47	(500 bp)—Monthly	1,455
CMBX NA BB.7 Index	(6,643)	36,000	6,750	1/17/47	(500 bp)—Monthly	72
CMBX NA BBB–.7 Index	(70,643)	767,000	89,586	1/17/47	(300 bp)—Monthly	18,495
CMBX NA BBB–.7 Index	(37,437)	450,000	52,560	1/17/47	(300 bp)—Monthly	14,861
CMBX NA BBB–.7 Index	(17,403)	220,000	25,696	1/17/47	(300 bp)—Monthly	8,165
CMBX NA BBB–.7 Index	(21,984)	197,000	23,010	1/17/47	(300 bp)—Monthly	911
CMBX NA BBB–.7 Index	(10,092)	118,000	13,782	1/17/47	(300 bp)—Monthly	3,621
CMBX NA BBB–.7 Index	(6,133)	114,000	13,315	1/17/47	(300 bp)—Monthly	7,116
CMBX NA BBB–.7 Index	(10,790)	103,000	12,030	1/17/47	(300 bp)—Monthly	1,180
CMBX NA BBB–.7 Index	(6,329)	74,000	8,643	1/17/47	(300 bp)—Monthly	2,271
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(15,718)	84,000	15,750	1/17/47	(500 bp)—Monthly	(50)
Upfront premium received	—		Unrealized appreciation			689,849
Upfront premium (paid)	(1,120,359)		Unrealized (depreciation)			(2,198)
Total	$(1,120,359)		Total			$687,651

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING—PROTECTION PURCHASED at 12/31/17

	Upfront
	premium			Termi-	Payments	Unrealized
	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 29 Index	$443,658	$5,955,000	$491,585	12/20/22	(500 bp)—Quarterly	$(57,853)
Total	$443,658					$(57,853)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Putnam VT Diversified Income Fund	39

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Consumer cyclicals	$26,122	$—	$13,839
Energy	154,262	8,871	7,938
Technology	346,875	—	—
Transportation	—	5,576	—
Utilities and power	—	8,295	—
Total common stocks	527,259	22,742	21,777
Convertible bonds and notes	—	2,145,846	—
Convertible preferred stocks	—	13,456	—
Corporate bonds and notes	—	66,963,905	2
Foreign government and agency bonds and notes	—	17,822,543	—
Mortgage-backed securities	—	96,125,056	—
Preferred stocks	181,131	—	—
Purchased options outstanding	—	557,276	—
Purchased swap options outstanding	—	3,376,207	—
Senior loans	—	3,201,887	—
U.S. government and agency mortgage obligations	—	88,333,284	—
Warrants	2,201	—	—
Short-term investments	2,839,374	23,118,664	—
Totals by level	$3,549,965	$301,680,866	$21,779

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(899,668)	$—
Futures contracts	28,763	—	—
Written options outstanding	—	(469,174)	—
Written swap options outstanding	—	(3,450,728)	—
Forward premium swap option contracts	—	(32,764)	—
TBA sale commitments	—	(61,094,689)	—
Interest rate swap contracts	—	(1,300,102)	—
Total return swap contracts	—	(243,059)	—
Credit default contracts	—	(3,914,634)	—
Totals by level	$28,763	$(71,404,818)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

40	Putnam VT Diversified Income Fund

Statement of assets and liabilities
12/31/17

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $301,358,952)	$302,883,236
Affiliated issuers (identified cost $2,369,374) (Note 5)	2,369,374
Cash	35,570
Foreign currency (cost $391,369) (Note 1)	394,147
Interest and other receivables	2,749,642
Receivable for shares of the fund sold	300,845
Receivable for investments sold	165,448
Receivable for sales of delayed delivery securities (Note 1)	46,613,650
Receivable for variation margin on futures contracts (Note 1)	4,864
Receivable for variation margin on centrally cleared swap contracts (Note 1)	730,531
Unrealized appreciation on forward premium swap option contracts (Note 1)	839,611
Unrealized appreciation on forward currency contracts (Note 1)	535,316
Unrealized appreciation on OTC swap contracts (Note 1)	853,341
Premium paid on OTC swap contracts (Note 1)	1,120,359
Total assets	359,595,934

Liabilities
Payable for investments purchased	377,221
Payable for purchases of delayed delivery securities (Note 1)	73,957,090
Payable for shares of the fund repurchased	450,398
Payable for compensation of Manager (Note 2)	96,938
Payable for custodian fees (Note 2)	49,027
Payable for investor servicing fees (Note 2)	24,525
Payable for Trustee compensation and expenses (Note 2)	149,652
Payable for administrative services (Note 2)	2,160
Payable for distribution fees (Note 2)	29,055
Payable for variation margin on futures contracts (Note 1)	3,566
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,055,250
Unrealized depreciation on OTC swap contracts (Note 1)	1,149,059
Premium received on OTC swap contracts (Note 1)	4,285,111
Unrealized depreciation on forward currency contracts (Note 1)	1,434,984
Unrealized depreciation on forward premium swap option contracts (Note 1)	872,375
Written options outstanding, at value (premiums $6,273,256) (Note 1)	3,919,902
TBA sale commitments, at value (proceeds receivable $60,887,657) (Note 1)	61,094,689
Collateral on certain derivative contracts, at value (Notes 1 and 9)	470,000
Other accrued expenses	166,623
Total liabilities	149,587,625

Net assets	$210,008,309

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$260,033,867
Undistributed net investment income (Note 1)	7,885,412
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(58,452,453)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	541,483
Total — Representing net assets applicable to capital shares outstanding	$210,008,309

Computation of net asset value Class IA
Net assets	$73,119,363
Number of shares outstanding	11,931,478
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.13

Computation of net asset value Class IB
Net assets	$136,888,946
Number of shares outstanding	22,301,481
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$6.14

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund	41

Statement of operations
Year ended 12/31/17

Investment income
Interest (including interest income of $116,311 from investments in affiliated issuers) (Note 5)	$12,938,506
Dividends	12,830
Total investment income	12,951,336

Expenses
Compensation of Manager (Note 2)	1,161,100
Investor servicing fees (Note 2)	149,336
Custodian fees (Note 2)	114,347
Trustee compensation and expenses (Note 2)	6,655
Distribution fees (Note 2)	344,798
Administrative services (Note 2)	6,396
Auditing and tax fees	148,511
Other	80,640
Total expenses	2,011,783

Expense reduction (Note 2)	(848)
Net expenses	2,010,935

Net investment income	10,940,401

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(6,925,053)
Net realized gain on forward currency contracts (Note 1)	702,111
Net realized gain on foreign currency transactions (Note 1)	17,943
Net realized loss on swap contracts (Note 1)	(1,514,219)
Net realized loss on futures contracts (Note 1)	(168,944)
Net realized gain on written options (Note 1)	8,031,451
Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments during the year	2,566,918
Net unrealized depreciation of forward currency contracts during the year	(1,375,260)
Net unrealized appreciation of assets and liabilities in foreign currencies during the year	21,681
Net unrealized depreciation of swap contracts during the year	(435,353)
Net unrealized appreciation of futures contracts during the year	28,763
Net unrealized appreciation of written options during the year	2,950,393
Net gain on investments	3,900,431

Net increase in net assets resulting from operations	$14,840,832

Statement of changes in net assets

	Year ended	Year ended
	12/31/17	12/31/16
Decrease in net assets
Operations:
Net investment income	$10,940,401	$12,625,212
Net realized gain (loss) on investments and foreign currency transactions	143,289	(13,715,953)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	3,757,142	12,084,342
Net increase in net assets resulting from operations	14,840,832	10,993,601
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(4,515,761)	(6,054,685)
Class IB	(7,768,755)	(10,511,769)
Decrease from capital share transactions (Note 4)	(9,257,637)	(19,551,770)
Total decrease in net assets	(6,701,321)	(25,124,623)
Net assets:
Beginning of year	216,709,630	241,834,253
End of year (including undistributed net investment income of $7,885,412 and $9,075,322, respectively)	$210,008,309	$216,709,630

The accompanying notes are an integral part of these financial statements.

42	Putnam VT Diversified Income Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)
Class IA
12/31/17	$6.06	.32	.11	.43	(.36)	(.36)	$6.13	7.42	$73,119.78		5.30	1,100[e]
12/31/16	6.21	.34	(.03)	.31	(.46)	(.46)	6.06	5.76	77,226	.79[f]	5.89[f]	846[e]
12/31/15	7.02	.32	(.47)	(.15)	(.66)	(.66)	6.21	(2.32)	84,766.75		5.02	876[e]
12/31/14	7.58	.38	(.32)	.06	(.62)	(.62)	7.02	.68	103,063.76		5.27	408[e]
12/31/13	7.26	.42	.16	.58	(.26)	(.26)	7.58	8.08	121,877.75		5.71	234[g]
Class IB
12/31/17	$6.07	.30	.12	.42	(.35)	(.35)	$6.14	7.12	$136,889	1.03	5.04	1,100[e]
12/31/16	6.22	.33	(.04)	.29	(.44)	(.44)	6.07	5.42	139,483	1.04[f]	5.63[f]	846[e]
12/31/15	7.01	.31	(.46)	(.15)	(.64)	(.64)	6.22	(2.34)	157,069	1.00	4.76	876[e]
12/31/14	7.57	.36	(.32)	.04	(.60)	(.60)	7.01	.35	189,608	1.01	5.02	408[e]
12/31/13	7.25	.40	.16	.56	(.24)	(.24)	7.57	7.81	237,938	1.00	5.45	234[g]

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover (%)
December 31, 2013	586%

The accompanying notes are an integral part of these financial statements.

Putnam VT Diversified Income Fund	43

Notes to financial statements 12/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2017 through December 31, 2017.

Putnam VT Diversified Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and other obligations of companies and governments worldwide, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, certain foreign currency transactions and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on

44	Putnam VT Diversified Income Fund

the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Putnam VT Diversified Income Fund	45

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

46	Putnam VT Diversified Income Fund

At the close of the reporting period, the fund had a net liability position of $4,928,452 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $4,816,225 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At December 31, 2017, the fund had the following capital loss carryover available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$34,058,711	$15,292,315	$49,351,026

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from the expiration of a capital loss carryover, from realized gains and losses on certain futures contracts, from unrealized gains and losses on certain futures contracts, from income on swap contracts, from interest-only securities and from real estate mortgage investment conduits. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $154,205 to increase undistributed net investment income, $34,230,653 to decrease paid-in capital and $34,076,448 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$8,709,308
Unrealized depreciation	(17,537,648)
Net unrealized depreciation	(8,828,340)
Undistributed ordinary income	8,192,465
Capital loss carryforward	(49,351,026)
Cost for federal income tax purposes	$242,659,628

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 47.1% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.700%	of the first $5 billion,
0.650%	of the next $5 billion,
0.600%	of the next $10 billion,
0.550%	of the next $10 billion,
0.500%	of the next $50 billion,
0.480%	of the next $50 billion,
0.470%	of the next $100 billion and
0.465%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.544% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s

Putnam VT Diversified Income Fund	47

average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$52,784
Class IB	96,552
Total	$149,336

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $848 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $154, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$2,472,265,687	$2,505,766,603
U.S. government securities
(Long-term)	—	—
Total	$2,472,265,687	$2,505,766,603

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/17		Year ended 12/31/16		Year ended 12/31/17		Year ended 12/31/16
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	288,415	$1,752,099	167,719	$983,623	2,105,331	$12,738,574	1,678,564	$9,492,831
Shares issued in connection with
reinvestment of distributions	770,608	4,515,761	1,100,852	6,054,685	1,321,217	7,768,755	1,904,306	10,511,769
	1,059,023	6,267,860	1,268,571	7,038,308	3,426,548	20,507,329	3,582,870	20,004,600
Shares repurchased	(1,870,269)	(11,235,243)	(2,165,628)	(12,530,992)	(4,109,764)	(24,797,583)	(5,859,238)	(34,063,686)
Net decrease	(811,246)	$(4,967,383)	(897,057)	$(5,492,684)	(683,216)	$(4,290,254)	(2,276,368)	$(14,059,086)

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
					and fair value
Name of affiliate	Fair value as of 12/31/16	Purchase cost	Sale proceeds	Investment income	as of 12/31/17
Short-term investments
Putnam Short Term Investment
Fund**	$6,506,207	$79,942,249	$84,079,082	$116,311	$2,369,374
Total Short-term investments	$6,506,207	$79,942,249	$84,079,082	$116,311	$2,369,374

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

48	Putnam VT Diversified Income Fund

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$99,800,000
Purchased currency options (contract amount)	$19,000,000
Purchased swap option contracts (contract amount)	$919,200,000
Written TBA commitment option contracts (contract amount)	$146,700,000
Written currency options (contract amount)	$19,000,000
Written swap option contracts (contract amount)	$791,500,000
Futures contracts (number of contracts)	10
Forward currency contracts (contract amount)	$209,700,000
OTC interest rate swap contracts (notional)	$1,700,000
Centrally cleared interest rate swap contracts (notional)	$512,500,000
OTC total return swap contracts (notional)	$59,700,000
Centrally cleared total return swap contracts (notional)	$27,600,000
OTC credit default contracts (notional)	$38,900,000
Centrally cleared credit default contracts (notional)	$8,400,000
Warrants (number of warrants)	3,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts			Payables, Net assets —
	Receivables	$1,808,010	Unrealized depreciation	$5,722,644*
Foreign exchange contracts	Investments, Receivables	743,255	Payables	1,591,355
Equity contracts	Investments	2,201	Payables	—
Interest rate contracts	Investments, Receivables, Net
	assets — Unrealized		Payables, Net assets —
	appreciation	5,717,090*	Unrealized depreciation	7,302,239*
Total		$8,270,556		$14,616,238

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(378,911)	$(378,911)
Foreign exchange contracts	—	357,968	—	702,111	—	$1,060,079
Equity contracts	2,516	—	—	—	—	$2,516
Interest rate contracts	—	538,486	(168,944)	—	(1,135,308)	$(765,766)
Total	$2,516	$896,454	$(168,944)	$702,111	$(1,514,219)	$(82,082)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as				Forward currency
hedging instruments under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$(814,430)	$(814,430)
Foreign exchange contracts	—	(25,193)	—	(1,375,260)	—	$(1,400,453)
Equity contracts	(7,767)	—	—	—	—	$(7,767)
Interest rate contracts	—	717,666	28,763	—	379,077	$1,125,506
Total	$(7,767)	$692,473	$28,763	$(1,375,260)	$(435,353)	$(1,097,144)

Putnam VT Diversified Income Fund	49

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Centrally cleared interest rate
swap contracts§	—	—	699,862	—	—	—	13,386	—	—	—	—	—	—	—	—	—	—	—	713,248
OTC Total return
swap contracts*#	—	5,648	—	—	—	5,484	—	61	11,639	—	2,343	23,580	—	—	—	—	—	—	48,755
Centrally cleared total return
swap contracts§	—	—	17,283	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	17,283
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	42,155	650,102	—	—	477,861	—	—	622,224	—	15,668	—	—	—	—	1,808,010
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	4,864	—	—	—	—	—	4,864
Forward currency contracts#	31,923	30,138	—	121,970	—	58,586	—	—	19,057	77,243	52,703	—	—	—	19,029	43,880	58,224	22,563	535,316
Forward premium swap
option contracts#	348,589	—	—	131,812	—	—	—	—	30,234	—	291,598	—	—	37,378	—	—	—	—	839,611
Purchased swap options**#	436,683	—	—	480,669	—	52,126	—	—	682,032	—	1,600,942	—	—	123,755	—	—	—	—	3,376,207
Purchased options**#	—	207,918	—	—	—	—	—	—	—	—	349,358	—	—	—	—	—	—	—	557,276
Total Assets	$817,195	$243,704	$717,145	$734,451	$42,155	$766,298	$13,386	$61	$1,220,823	$77,243	$2,296,944	$645,804	$4,864	$176,801	$19,029	$43,880	$58,224	$22,563	$7,900,570
Liabilities:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,902	$—	$—	$—	$—	$—	$—	$—	$3,902
Centrally cleared interest rate
swap contracts§	—	—	1,023,714	—	—	—	1,543	—	—	—	—	—	—	—	—	—	—	—	1,025,257
OTC Total return
swap contracts*#	—	31,362	—	3,904	—	22,257	—	—	25,066	—	7,820	1,791	—	—	—	—	—	—	92,200
Centrally cleared total return
swap contracts§	—	—	23,515	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	23,515
OTC Credit default contracts —
protection sold*#	140,616	—	—	—	38,907	1,579,382	—	—	1,074,807	—	—	1,801,785	—	585,636	—	—	—	—	5,221,133
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	6,478	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	6,478
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	3,566	—	—	—	—	—	3,566
Forward currency contracts#	118,653	108,221	—	190,942	—	92,543	—	—	283,367	51,926	105,620	—	—	—	91,935	194,919	135,658	61,200	1,434,984
Forward premium swap
option contracts #	310,260	100,463	—	80,133	—	—	—	—	64,560	—	269,019	—	—	47,940	—	—	—	—	872,375
Written swap options #	379,036	—	—	595,832	—	6,963	—	—	1,292,411	—	1,077,254	—	—	99,232	—	—	—	—	3,450,728
Written options #	—	156,350	—	—	—	—	—	—	—	—	312,824	—	—	—	—	—	—	—	469,174
Total Liabilities	$948,565	$396,396	$1,053,707	$870,811	$38,907	$1,701,145	$1,543	$—	$2,740,211	$51,926	$1,776,439	$1,803,576	$3,566	$732,808	$91,935	$194,919	$135,658	$61,200	$12,603,312
Total Financial and
Derivative Net Assets	$(131,370)	$(152,692)	$(336,562)	$(136,360)	$3,248	$(934,847)	$11,843	$61	$(1,519,388)	$25,317	$520,505	$(1,157,772)	$1,298	$(556,007)	$(72,906)	$(151,039)	$(77,434)	$(38,637)	$(4,702,742)
Total collateral
received (pledged)†##	$(110,878)	$(120,867)	$—	$(136,360)	$—	$(867,783)	$—	$—	$(1,493,300)	$—	$470,000	$(1,083,754)	$—	$(484,517)	$(72,906)	$(151,039)	$(77,434)	$—
Net amount	$(20,492)	$(31,825)	$(336,562)	$—	$3,248	$(67,064)	$11,843	$61	$(26,088)	$25,317	$50,505	$(74,018)	$1,298	$(71,490)	$—	$—	$—	$(38,637)

50	Putnam VT Diversified Income Fund	Putnam VT Diversified Income Fund	51

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$470,000	$—	$—	$—	$—	$—	$—	$—	$470,000
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$(110,878)	$(120,867)	$—	$(170,779)	$—	$(867,783)	$—	$—	$(1,493,300)	$—	$—	$(1,083,754)	$—	$(484,517)	$(120,831)	$(192,755)	$(170,761)	$—	$(4,816,225)

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $43,938 and $7,765,142, respectively.

52	Putnam VT Diversified Income Fund	Putnam VT Diversified Income Fund	53

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.	Director of Yale-NUS College; Alumni Fellow to the Yale Corporation	
Dr. Paul L. Joskow Born 1947 Trustee since 1997	Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006 and Vice Chair since 2016	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system	
Robert E. Patterson Born 1945 Trustee since 1984	Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.	None

54	Putnam VT Diversified Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	Mark C. Trenchard (Born 1962)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President and BSA Compliance Officer
Officer, and Compliance Liaison	Since 2010	Since 2002
Since 2004		Director of Operational Compliance,
	Janet C. Smith (Born 1965)	Putnam Investments and Putnam
Robert T. Burns (Born 1961)	Vice President, Principal Financial Officer,	Retail Management
Vice President and Chief Legal Officer	Principal Accounting Officer, and Assistant
Since 2011	Treasurer	Nancy E. Florek (Born 1957)
General Counsel, Putnam Investments, Putnam	Since 2007	Vice President, Director of Proxy Voting and
Management, and Putnam Retail Management	Head of Fund Administration Services,	Corporate Governance, Assistant Clerk, and
	Putnam Investments and Putnam Management	Assistant Treasurer
James F. Clark (Born 1974)		Since 2000
Vice President and Chief Compliance Officer	Susan G. Malloy (Born 1957)
Since 2016	Vice President and Assistant Treasurer	Denere P. Poulack (Born 1968)
Chief Compliance Officer, Putnam Investments	Since 2007	Assistant Vice President, Assistant Clerk,
and Putnam Management	Head of Accounting, Middle Office, & Control	and Assistant Treasurer
	Services, Putnam Investments and	Since 2004
Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Diversified Income Fund	55

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56	Putnam VT Diversified Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Kenneth R. Leibler, Vice Chair
Boston, MA 02109	P.O. Box 8383	Liaquat Ahamed
	Boston, MA 02266-8383	Ravi Akhoury
Investment Sub-Advisor	1-800-225-1581	Barbara M. Baumann
Putnam Investments Limited		Katinka Domotorffy
16 St James’s Street	Custodian	Catharine Bond Hill
London, England SW1A 1ER	State Street Bank and Trust Company	Paul L. Joskow
Robert E. Patterson
Marketing Services	Legal Counsel	George Putnam, III
Putnam Retail Management	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		Manoj P. Singh
Boston, MA 02109	Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Diversified Income Fund	57

This report has been prepared for the shareholders	H502
of Putnam VT Diversified Income Fund.	VTAN028 309471 2/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2017	$130,343	$ —	$14,661	$285
December 31, 2016	$140,540	$ —	$13,393	$ —

For the fiscal years ended December 31, 2017 and December 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $397,476 and $573,146 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2017	$ —	$382,530	$ —	$ —
December 31, 2016	$ —	$559,753	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018